AMENDMENT NO. 2
                                     TO
                               NOTE AGREEMENT

          This Amendment No. 2 (the "Amendment") to that certain Note Agreement, dated as of August 30, 1991, between Storage Technology Corporation, a Delaware corporation (the "Company"), and the purchasers listed in the Purchaser Schedule attached thereto, as amended by Amendment No. 1, dated as of April 1, 1994 (the "Note Agreement") is entered into as of April 2, 1994 by and between the Company, StorageTek Financial Services Corporation, a Delaware corporation ("SFSC") and the holders of the Company's 9.53% Senior Secured Notes due August 31, 1996 ("Notes") which are signatories hereto. Capitalized terms defined in the Note Agreement which are used herein shall have the meanings set forth in the Note Agreement unless otherwise specified herein.

                                WITNESSETH:

          WHEREAS, pursuant to the Note Agreement, the Company issued and sold $55,000,000 principal amount of Notes; and

          WHEREAS, the Company leases to other Persons equipment manufactured by it and, to secure the Notes, the Company has granted a security interest in certain lease agreements and equipment relating thereto to the Collateral Agent for the benefit of the holders of the Notes (the "Holders"); and

          WHEREAS, SFSC is a Subsidiary of the Company and has been formed to acquire equipment manufactured and/or distributed by the Company and lease such equipment to other Persons; and

          WHEREAS, the Company desires to sell, and SFSC desires to purchase, pursuant to the Purchase and Sale Agreement, the Company's interest in all Collateral (except the Specified Collateral as defined in Section 4.7 hereof); and

          WHEREAS, in exchange for the lease agreements, installment sales agreements and related equipment specified in Schedule A to the Purchase and Sale Agreement (the "Schedule A Assets") and having a Contract Present Value of not less than $55,000,000, SFSC has agreed, pursuant to the Purchase and Sale Agreement, to execute the





    Assumption Agreement under which it will (i) assume and become jointly and severally liable with the Company for all obligations of the Company under the Note Agreement and the Notes and (ii) agree to comply with certain agreements and covenants contained in the Note Agreement and other Transaction Documents, including agreeing to grant to the Collateral Agent as security for the Notes a security interest from time to time hereafter in leases and equipment owned by it in order for the Company and SFSC to comply with paragraph 6E of the Note Agreement; and

          WHEREAS, effecting the above transactions would cause the Company to violate the provisions of the Note Agreement and other Transaction Documents and the Company has requested that the Holders agree to amend the Note Agreement and the other Transaction
    Documents to permit the Company and SFSC to effect the above transactions; and

          WHEREAS, the Holders which are signatories hereto are willing to agree to the amendments to the Note Agreement and other Transaction Documents as set forth herein to enable the Company and SFSC to effect the above transactions provided that, among other things, SFSC executes and delivers this Amendment, the Assumption Agreement, the Security Agreement and the Segregation Account Agreement (each as defined below).

          NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. Amendments to Note Agreement. Subject to the terms and conditions specified herein, effective as of the Effective Date (as defined below), the Agreement is amended as of April 2, 1994 as follows:

          1.1 Paragraph 3H of the Note Agreement is hereby amended by deleting the words "(the "Security Agreement")".

          1.2 Paragraph 3J of the Note Agreement is hereby amended by deleting the words "(the "Segregation Account")" and the words "(the "Segregation Account Agreement")".

          1.3   Paragraph 3M of the Note Agreement is hereby amended by





    deleting the words "(the "Equipment Certificate")".

          1.4 Exhibit C to the Note Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit 1.4 attached hereto.

          1.5 Exhibit D to the Note Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit 1.5 attached hereto.

          1.6 Exhibit E to the Note Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit 1.6 hereto.

          1.7 Exhibit 1.7 hereto is hereby added to the Note Agreement as Schedule 8C thereto.

          1.8 Exhibit 1.8 hereto is hereby added to the Note Agreement as Exhibit F thereto.

          1.9   Paragraphs 4 through 11, inclusive, of the Note
    Agreement are hereby amended and restated in their entirety to read as set forth in Schedule 1.9 attached hereto, and such Schedule is incorporated by reference herein as though set forth fully herein.

          2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions on June 30, 1994 or any other date on or before June 30, 1994 on which the Company, SFSC and the Holders which are signatories hereto may mutually agree (the date upon which such conditions are satisfied being called the "Effective Date"):

          2.1 Execution and Delivery of Amendment by Holders. This Amendment shall have been executed and delivered by SFSC, the Company and holders of at least 66-2/3% of the aggregate principal amount of the outstanding Notes.

          2.2 Opinion of Holders' Special Counsel. The Holders shall have received from Schiff Hardin & Waite, the Holders' special counsel in connection with this Amendment, a favorable opinion dated the Effective Date and satisfactory to the Holders which are signatories hereto.

          2.3   Opinion of Company's General Counsel and Special






    Counsel. The Holders shall have received from (i) W. Russell Wayman, Corporate Vice President and General Counsel for the Company and SFSC, an opinion dated the Effective Date and in substantially the form of Exhibit 2.3(a) attached hereto and (ii) Sherman & Sterling, special counsel to the Company and SFSC, an opinion dated the Effective Date and in substantially the form of Exhibit 2.3(b) attached hereto, and the Company and SFSC, by its execution of this Amendment, authorizes and requests such counsel to render such opinions to the Holders.

          2.4 Purchase and Sale of Assets; Assumption of Obligations by SFSC. The Company and SFSC shall have executed and delivered a Purchase and Sale Agreement in substantially the form of Exhibit 2.4 attached hereto and the Purchase and Sale Agreement shall be in full force and effect on the Effective Date, and pursuant to such agreement, the Company and SFSC shall have executed and delivered the Bill of Sale and the Assumption Agreement in substantially the forms of Exhibit A and B, respectively, to the Purchase and Sale Agreement, and the Bill of Sale and Assumption Agreement shall be in full force and effect on the Effective Date.

          2.5 Value of Schedule A Assets. All Schedule A Assets shall constitute Collateral and the Contract Present Value of the Schedule A Assets shall not be less than $55,000,000, and the Company and SFSC shall have delivered to the Holders an executed Officer's Certificate, dated the Effective Date, to such effect.

          2.6 Value of Assets. All Assets (as defined in the Purchase and Sale Agreement) shall constitute Collateral and the fair market value of all Assets shall not be less than the consideration to be paid for such assets as specified in the Purchase and Sale Agreement, and the Company and SFSC shall have delivered to the Holders an executed Officer's Certificate, dated the Effective Date, to such effect with supporting calculations, in form and substance satisfactory to the Required Holders.

          2.7 Equity of SFSC. SFSC shall have not less than $14,000,000 of stockholders equity as of the Effective Date and the Company shall have delivered to the Holders an executed Officer's Certificate to such effect.

          2.8 Amended and Restated Security Agreement. The Company, SFSC and the Collateral Agent shall have executed and delivered an






    Amended and Restated Security Agreement in substantially the form of
    Exhibit 2.8 attached hereto and the Security Agreement shall be in full force and effect on the Effective Date.

          2.9 Solvency Certificate. The Company and SFSC shall have delivered to the Holders an executed Solvency Certificate, dated the Effective Date, substantially in the form of Exhibit 2.9 attached hereto, and such Solvency Certificate shall be in substance satisfactory to the Holders which are signatories hereto.
          2.10 Representations and Warranties by the Company; No Default. The representations and warranties contained in Section 5 hereof, in paragraph 8 of the Note Agreement and Section 3 of the Purchase and Sale Agreement shall be true on and as of the Effective Date (and for purposes of this Amendment all references in such representations and warranties to "date of closing" or "closing" shall mean the Effective Date), both before and after giving effect to the transactions contemplated hereby and the effectiveness of this Amendment and the other Transaction Documents executed in connection herewith; there shall exist on the Effective Date no Event of Default or Default, both before and after giving effect to the transactions contemplated hereby and the effectiveness of this Amendment and the other Transaction Documents executed in connection herewith; and the Company shall have delivered to the Holders an Officer's Certificate, dated the Effective Date, to both such effects and demonstrating (with computations in reasonable detail) compliance as of June 2, 1994 with Paragraphs 6E, 6F, 6G, 6H and 6I of the Note Agreement.

          2.11 Representations and Warranties by SFSC. The representations and warranties contained in Section 5 hereof, in
    Article III of the Assumption Agreement and Section 4 of the Purchase and Sale Agreement shall be true on and as of the Effective Date, both before and after giving effect to the transactions contemplated hereby and the effectiveness of this Amendment and the other Transaction Documents executed in connection herewith and SFSC shall have delivered to the Holders an Officer's Certificate, dated the Effective Date, to such effect.

          2.12 Filings. All financing statements, documents, uniform commercial code and lien search results and other writings required to be filed, recorded or delivered in order to create, perfect, preserve, evidence or maintain a valid first-priority security interest in all assets in which a security interest has been or is






    being granted pursuant to the Security Agreement in favor of the Collateral Agent for the benefit of the Holders shall have been duly filed, recorded and delivered (as the case may be), in each case as determined by the Holders which are signatories hereto in their sole and reasonable discretion; and there shall have been filed by the Company and SFSC with the Secretary of State of Colorado and in the jurisdictions listed in the SFSC Equipment Certificate financing statements, in form and substance satisfactory to the Holders which are signatories hereto, naming the Company as seller and SFSC as buyer and describing all of the Contracts on the SFSC Contract Schedule and the Identified Equipment relating to such Contracts, and acknowledgment copies of all such financing statements and such uniform commercial code and lien search results as required by such Holders in their sole and reasonable discretion to evidence such filings shall have been delivered to such Holders.

          2.13 Segregation Account Agreement. SFSC shall have established and there shall exist at the Segregation Account Bank the SFSC Segregation Account and the Company, SFSC, the Collateral Agent, the Segregation Account Bank and each of the Holders that is a signatory hereto shall have executed and delivered the Segregation Account Agreement and the Segregation Account Agreement shall be in full force and effect on the Effective Date.

          2.14 Equipment Certificates. The Company and SFSC shall have delivered to the Holders (i) an executed Officer's Certificate dated the Effective Date and satisfactory to the Holders which are signatories hereto as to the location of the Identified Equipment listed in the SFSC Contract Schedule ("SFSC Equipment Certificate") and (ii) an executed Officer's Certificate dated the Effective Date and satisfactory to the Holders which are signatories hereto as to the location of the Identified Equipment listed in the ST Contract Schedule (the "ST Equipment Certificate").

          2.15 Certain Payments. The Company shall have paid all expenses payable by the Company pursuant to paragraph 11B of the Agreement relating to the fees and expenses of the Holders' special counsel to the extent the Company has received an invoice therefor.

          2.16 Amendment Permitted By Applicable Laws. The transactions contemplated by this Amendment shall not violate any applicable law or governmental regulation and shall not subject the Holders to any tax, penalty, liability or other onerous condition






    under or pursuant to any applicable law or governmental regulation, and the Holders shall have received such certificates or other evidence as you may request to establish compliance with this condition.

          2.17 Execution of Support Agreement and Operating Agreement. The Company and SFSC shall have executed and delivered an Operating Agreement in substantially the form of Exhibit 2.17(a) hereto and a Support Agreement in substantially the form of Exhibit 2.17(b) hereto, and each agreement shall be in full force and effect.

          2.18 Delivery of Notes. The Company and SFSC shall have executed and delivered to each Holder a replacement Note in substantially the form of Exhibit 2.18 attached hereto, which Note shall be in the aggregate principal of each Note currently held by such Holder. The unpaid balance of the indebtedness evidenced by the Notes in the original amount of $55,000,000 (the "Original Notes") dated August 30, 1991 issued by STC remains outstanding as of the date hereof and shall continue to be secured pursuant to the terms of the Security Agreement and the other agreements executed in connection therewith. The replacement Notes (i) merely reevidence the indebtedness theretofore evidenced by the Original Notes, (ii) are given in substitution for, and not as payment of the indebtedness evidenced by the Original Notes, and (iii) are in no way intended to constitute a novation or discharge of the indebtedness evidenced by the Original Notes.

          2.19 Amendment to Revolving Loan Agreement. The Company, SFSC and the Majority Lenders (as defined in the Revolving Loan Agreement) shall have executed and delivered an amendment to the Revolving Loan Agreement ("Bank Amendment") in form and substance satisfactory to the Holders, a copy of such amendment shall have been delivered to the Holders and such amendment shall be in full force and effect.

          2.20 Investment Account. The Collateral Agent shall have established and there shall exist with Harris Trust and Savings Bank the Investment Account and Harris Trust and Savings Bank and SFSC shall have entered into a Letter of Instructions and Investment Management Agreement ("Letter of Instructions") in form and substance satisfactory to the Required Holders and acknowledged by the Collateral Agent, a copy of such agreement shall have been delivered to the Holders and such agreement shall be in full force






    and effect.

          2.21 Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Holders which are signatories hereto, and the Holders shall have received all such counterpart originals or certified or other copies of such documents as the Holders which are signatories hereto may reasonably request.

          3.   Agreement of Company with respect to Assumption
    Agreement.   The Company agrees and acknowledges that the execution
    of the Assumption Agreement does not release or discharge the Company from any of its obligations, indebtedness, liability or duties under the Note Agreement, the Notes or any other Transaction Document to which it is a party and notwithstanding the Assumption Agreement the Company shall be bound by the terms of the Note Agreement, Notes and other Transaction Documents to which it is a party, and liable thereunder, to the same extent as prior to the execution of the Assumption Agreement by SFSC.

          4. Representations and Warranties. The Company represents, covenants and warrants:

          4.1 Power and Authority. Each of the Company and SFSC is a corporation duly organized and existing in good standing under the laws of the state of its incorporation. Each of the Company and SFSC has all requisite corporate power to conduct its business as currently conducted and as currently proposed to be conducted. Each of the Company and SFSC has all requisite corporate power to execute, deliver and perform its obligations under this Amendment, the replacement Notes, the Security Agreement, the Purchase and Sale Agreement, the Bill of Sale, the Assumption Agreement, the Segregation Account Agreement, the Letter of Instructions, the Operating Agreement and the Support Agreement (collectively, the "Amendment Agreements"). The execution, delivery and performance by the Company and SFSC of each of the Amendment Agreements has been duly authorized by all requisite corporate action on the part of the Company and SFSC. Each of the Company and SFSC has duly executed and delivered each of the Amendment Agreements, and each of the Amendment Agreements constitutes the legal, valid and binding obligation of the Company and SFSC, enforceable against the Company and SFSC in accordance with its terms.







          4.2 No Conflicts. Neither the execution and delivery of the Amendment Agreements by the Company and SFSC, nor the consummation of the transactions contemplated hereby or thereby, nor fulfillment of nor compliance with the terms and provisions hereof or thereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (other than the security interest in the Collateral in favor of the Collateral Agent pursuant to the Security Agreement) upon any of the properties or assets of the Company, SFSC or any other Subsidiary of the Company pursuant to, the charter or by-laws of the Company, SFSC or any such Subsidiary, any award of any arbitrator or any agreement (including any Assigned Contract and agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company, SFSC or any such Subsidiary is subject.

          4.3 Title. The Company or SFSC, as applicable, has good title to all of the Collateral, including without limitation all of the Contracts set forth on the Contract Schedule, subject to no Liens other than the Liens in favor of the Collateral Agent created under the Security Agreement.

          4.4 Governmental Consent. Other than the filing of financing statements in the office of the Secretary of State of Colorado and in the jurisdictions listed in the SFSC Equipment Certificate naming SFSC as debtor and the Collateral Agent as secured party, neither the nature of the business conducted by the Company or SFSC or any Subsidiary of the Company, nor any of their respective properties, nor any relationship between the Company or SFSC or any other such Subsidiary and any other Person, nor any circumstance in connection with the transactions contemplated by this Amendment is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Amendment or any other Amendment Agreement or fulfillment of or compliance with the terms and provisions hereof or thereof.

          4.5 Copies of Agreements. The Company has delivered to the Holders true, accurate and complete copies of the Operating
    Agreement, Support Agreement, Purchase and Sale Agreement,
    Assumption Agreement, Bank Amendment, Letter of Instructions and






    Bill of Sale, each as in effect on the Effective Date and none of which have been amended or otherwise modified and no waiver has been given with respect thereto.

          4.6 Capital Stock of SFSC. As of the Effective Date, (i) the Company is the sole legal and beneficial owner of all of the capital stock of SFSC, free and clear of any Lien and (ii) no warrants, rights or options to purchase any capital stock of SFSC are outstanding.

          4.7 Collateral. The Schedule A Assets and Schedule B Assets constitute all Contracts and Identified Equipment that are Collateral other than Identified Equipment identified on the ST Contract Schedule and the Contracts related thereto (the "Specified Collateral").

          4.8 Legends. The Legend contained in paragraph 5G of the Note Agreement (as in effect prior to the amendments contemplated hereunder) has been placed on the face of each and every original copy of each and every Contract.

          5.    Reference to the Effect on the Agreement.

          a. Upon the effectiveness of this Amendment, (i) each reference, if any, in the Note Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Note Agreement as amended hereby, (ii) each reference to the Note Agreement in the other Transaction Documents shall mean and be a reference to the Note Agreement, as amended hereby and (iii) each reference to the Notes in all of the Transaction Documents shall mean and be a reference to the replacement Notes executed and delivered hereunder.

          b. Except as specifically amended above, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

          c. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Holders, nor constitute a waiver of any provision of the Note Agreement or any other document, instrument or agreement executed and delivered in connection with the Note Agreement.







          6. Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

          7. Governing Law. This Amendment has been delivered in and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois.

          8. Counterparts. This Amendment may be executed simulta-neously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                        [Signature pages to follow]


































          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first written above.

                STORAGE TECHNOLOGY CORPORATION
                By:    /s/ Mark D. McGregor
                      ----------------------------
                Title:      Assistant Treasurer

                STORAGETEK FINANCIAL SERVICES CORPORATION
                By:    /s/ Robert J. Kali
                      ----------------------------
                Title:      Vice President and Chief
                              Operating Officer


                THE TRAVELERS INSURANCE COMPANY      Aggregate Principal
                                                    Amount of Notes Held
                By:    /s/ Thomas T.S. Li
                      ----------------------------
                Title:      Investment Officer            $19,000,000

                THE PHOENIX INSURANCE COMPANY

                By:    /s/ Thomas T.S. Li
                      ----------------------------
                Title:      Investment Officer            $ 7,000,000

                THE TRAVELERS INDEMNITY COMPANY

                By:    /s/ Thomas T.S. Li
                      ----------------------------
                Title:      Investment Officer            $ 2,000,000

                THE TRAVELERS LIFE AND ANNUITY COMPANY

                By:    /s/ Thomas T.S. Li
                      ----------------------------
                Title:      Investment Officer            $ 1,000,000

                THE TRAVELERS INDEMNITY COMPANY OF
                RHODE ISLAND

                By:    /s/ Thomas T.S. Li
                      ----------------------------
                Title:      Investment Officer            $ 1,000,000

                PRINCIPAL MUTUAL LIFE INSURANCE
                  COMPANY

                By:    /s/ Warren Shank
                      ----------------------------
                Title:      Counsel


                By:    /s/ Dennis D. Ballard
                      ----------------------------
                Title:      Counsel                       $20,000,000


                CUMMINGS & CO.
                for the trusteed assets of
                Canada Life Insurance Company
                of America

                By:    /s/ Louis E. Raysor
                      ----------------------------
                Title:      Louis E. Raysor, AT           $   500,000


                INCE & CO.
                for the trusteed assets of
                Canada Life Insurance Company
                of New York

                By:    /s/ Ince & Co.
                      ----------------------------
                Title:      Signature Guaranteed          $   500,000
                            Medallion Guaranteed
                            Morgan Guaranty Trust Co. N.Y.

                INCE & CO.
                for the trusteed assets of
                The Canada Life Assurance Company

                By:    /s/ Ince & Co.
                      ----------------------------
                Title:      Signature Guaranteed          $ 4,000,000
                            Medallion Guaranteed
                            Morgan Guaranty Trust Co. N.Y.

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2





                                Schedule 1.9
                                     to
                              Amendment No. 2
                           to the Note Agreement

                Amended and Restated Paragraphs 4 through 11
                           of the Note Agreement

                               (See Attached)

                                                    Schedule 1.9 to
                                                    Amendment No. 2


                4. PREPAYMENTS. The Notes shall be subject to prepayment under the circumstances set forth in paragraph 4A and paragraph 4C.

                4A.   Optional Prepayment With Yield-Maintenance
    Premium. The Notes shall be subject to prepayment, in whole or in part (in multiples of $5,000,000), on any Interest Payment Date at the option of the Obligors, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Premium, if any, with respect to each Note.

                4B.   Notice of Optional Prepayment.  The Obligors
    making any prepayment under this paragraph 4 shall give the holder of each Note irrevocable written notice of any prepayment pursuant to paragraph 4A not less than 30 days, and not more than 60 days, prior to the prepayment date, specifying such prepayment date and the principal amount of the Notes, and of the Notes held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4A and setting forth in reasonable detail such Obligor's calculation of the Yield-Mainte-nance Premium, if any, which is required to be paid to such holder on such prepayment date. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Premium, if any, herein provided, shall become due and payable on such prepayment date.

                4C.   Mandatory Prepayments.

                4C(1). Change in Control. The Company shall forthwith upon the occurrence of a Change in Control give written notice thereof to each holder of the Notes which notice shall describe in reasonable detail the facts and circumstances giving rise to such Change in Control. After the occurrence of a Change in Control, each holder of a Note shall have the right, at such holder's option, to require the Obligors to prepay in whole the aggregate outstanding principal amount of such holder's Notes together with interest thereon to the prepayment date and the Yield-Maintenance Premium, if any, with respect thereto. Each holder of a Note may exercise this option by giving written notice to the Obligors of such holder's decision to exercise such option no later than 15 Business Days

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    after such holder's actual receipt of the written notice of the Company disclosing the occurrence of such Change in Control in accordance with the first sentence of this paragraph 4C(1). Notice of exercise of such option having been given as aforesaid, the principal amount of such holder's Notes together with interest thereon to the prepayment date and the Yield-Maintenance Premium, if any, with respect thereto shall become due and payable on the 30th day after the date such holder's notice of its decision to exercise such option is given to the Obligors.

                4C(2). Collateral Maintenance Event. In the event that 110% of the outstanding principal amount of all Notes as of the last day of any Accounting Period shall exceed the sum of (i) the aggregate of the Contract Present Values of all Eligible Contracts as of the last day of such Accounting Period and (ii) subject to paragraph 5Q hereof, the Value of all Investments as of the last day of such Accounting Period, and the Company or SFSC shall have not, after the last day of such Accounting Period and prior to the 30th day after the last day of such Accounting Period, added Contracts (which constitute Eligible Contracts) as additional Assigned Contracts pursuant to Section 3.3 of the Security Agreement with a then aggregate Contract Present Value equal to at least the amount of such excess, then the Obligors jointly and severally agree to and shall prepay, on the 30th day after the last day of such Accounting Period, a principal amount of the Notes equal to the amount of such excess, together with interest on the principal of the Notes being prepaid to the prepayment date and the Yield-Maintenance Premium, if any, with respect thereto.

                4D.   Partial Payments Pro Rata.  Upon any partial
    prepayment of the Notes pursuant to paragraph 4A or paragraph 4C(2), the principal amount so prepaid shall be allocated to all Notes at the time outstanding in proportion to the respective outstanding principal amounts thereof.

                4E.   Retirement of Notes.  The Obligors jointly and
    severally agree and covenant that they shall not, nor shall they permit any of their Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraphs 4A or 4C

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    or upon acceleration of such final maturity pursuant to paragraph
    7A), or purchase or otherwise acquire directly or indirectly, Notes held by any holder unless such Obligors or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions; provided, however, that no such prepayment, retirement, purchase or other acquisition may be directly or indirectly conditioned upon receipt by the Obligors of any consent, waiver or agreement to amend or otherwise modify this Agreement or any of the instruments or agreements related hereto. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Obligors or any of their Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement.

                5. AFFIRMATIVE COVENANTS. The Obligors agree and covenant as follows (provided that any covenant made by the Obligors jointly shall be a joint and several agreement by, and obligation of, each of the Obligors):

                5A.   Financial Statements and Other Reports.

                      (1) The Company covenants that it shall deliver to each holder of the Notes in duplicate, as soon as practicable and in any event within 55 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, a consolidated statement of income and statement of cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from ordinary year-end adjustments;

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      (2) The Company covenants that it shall deliver to each holder of the Notes in duplicate, as soon as practicable and in any event within 100 days after the end of each fiscal year, a consolidated statement of income and statement of cash flows of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit all in reasonable detail and, as to the consolidated financial statements, certified to the Company by independent public accountants of recognized national standing selected by the Company whose certificate shall be in scope and substance satisfactory to you;

                      (3) SFSC covenants that it shall deliver to each holder of the Notes in duplicate, as soon as practicable and in any event within 100 days after the end of each fiscal year, a consolidated statement of income and statement of cash flows of SFSC and its Subsidiaries for such year, and a consolidated balance sheet of SFSC and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of SFSC;

                      (4)   The Obligors covenant that they shall
                deliver to each holder of the Notes in duplicate, promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as each Obligor shall send to its public stockholders or other public security holders and copies of all registration statements (without exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      (5) Each of the Obligors covenant that it shall deliver to each holder of the Notes in duplicate, promptly upon receipt thereof, a copy of each management letter or similar report submitted to it or any of its Subsidiaries by independent public accountants in connection with any annual, interim or special audit made by them of the books of such Obligor or any Subsid-iary of such Obligor;

                      (6) The Company covenants that it shall deliver to each holder of the Notes in duplicate, at the request of any holder of the Notes, such financial and other information as any such holder or any potential Transferee that is a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities
                Act) of such holder may reasonably determine is required to permit compliance with the requirements of Rule 144A in connection with the resale by a holder of any Notes, except at such times as the Company is a reporting company under Section 13 or 15(d) of the Exchange Act or has complied with the requirements for the exemption from registration under the Exchange Act set forth in Rule 12g3-2(b) under such Act;

                      (7)   The Obligors covenant that they shall
                deliver to each holder of the Notes in duplicate, as soon as practicable and in any event within 30 days after the end of each Accounting Period, an Officer's Certificate demonstrating (with computations in reasonable detail) compliance by the Company and SFSC with the provisions of paragraph 6E as of the end of such Accounting Period;

                      (8)   The Obligors covenant that they shall
                deliver to each holder of the Notes in duplicate, as soon as practicable and in any event within 55 days after the end of each quarterly period a collateral report (the "Collateral Report") demonstrating (with computations in reasonable detail) compliance by the Obligors with the provisions of paragraphs 6F, 6G, 6H

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                and 6I in the form of Exhibit D hereto providing the information called for by such form for and as of the end of such quarterly period;

                      (9)   The Obligors covenant that they shall
                deliver to each holder of the Notes in duplicate, promptly and in any event within 5 days, after obtaining knowledge of any Default or Event of Default or the occurrence of any material adverse change to the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, SFSC and its Subsidiaries, taken as a whole, or the ability of the Company or SFSC to repay the Notes or perform its other obligations under this Agreement or any other Transaction Document, an Officer's Certificate specifying the nature of such Default, Event of Default or material adverse change (as the case may be), the period of existence thereof and the action the Obligors propose to take with respect thereto; and

                      (10)  The Obligors covenant that they shall
                deliver to each holder of the Notes in duplicate, with reasonable promptness, such other financial data or other data regarding the Collateral (including, without limitation, data relating to compliance by the Company and SFSC with the requirements of paragraph 6J) as any such holder may reasonably request.

                Each of the Obligors shall, and shall cause each of its Subsidiaries to, maintain its books and records in accordance with generally accepted accounting principles consistently applied.

                Together with each delivery of financial statements required by clauses (1) and (2) above, (i) the Company will deliver to each such holder an Officer's Certificate demonstrating (with computations in reasonable detail) compliance by the Company with the provisions of paragraphs 6A(1), 6A(2), 6B, 6C(2) and 6C(4) as of the end of the period covered by such financial statements and
    (ii) the Obligors will deliver to each such holder an Officer's

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Certificate stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof, the action the Obligors propose to take to cure such Event of Default or Default and the time by which the Obligors propose to complete such cure.

                Together with each delivery of financial statements required by clause (2) above, (i) the Company will deliver to each such holder a certificate of such accountants stating that, in making the audit necessary to the certification of such financial statements, they have obtained no knowledge of any breach or violation of the terms of paragraphs 6A(1), 6A(2), 6B, 6C(2) and 6C(4), or, if they have obtained knowledge of any breach or violation of the terms of such paragraphs, specifying to the best of their knowledge the nature and period of existence thereof (such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards) and (ii) the Obligors will deliver to each such holder a report listing all of the Assigned Contracts existing as of the last day of the fiscal year to which such financial statements relate and setting forth as to each such Assigned Contract (1) the name, address and customer number for each Customer, (2) the contract or lease number and whether the Company or SFSC is the lessor under such Assigned Contract and the owner of the Identified Equipment, (3) the monthly installment payments of rent or purchase price due under such Assigned Contract, (4) the Firm Termination Date with respect to the Identified Equipment thereunder, (5) the Contract Present Value of such Assigned Contract, and (6) the serial number and model number of each item of such Identified Equipment.

                Together with each delivery of financial statements required by clause (1) above (but only as to such financial statements relating to the Company's second fiscal quarter of each fiscal year) and by clause (2) above, the Obligors shall deliver to the Collateral Agent (i) Uniform Commercial Code search results of applicable files in the State of Colorado reasonably satisfactory to the Collateral Agent covering the period from the effective date of the Uniform Commercial Code search results of applicable files in

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    the State of Colorado most recently delivered by the Obligors to the Collateral Agent to the end of each such fiscal period and showing no financing statement filed with respect to any of the Collateral other than in favor of the Collateral Agent pursuant to the Security Agreement or with the Company as seller and SFSC as buyer as required by the Security Agreement, (ii) an opinion of the general counsel of the Obligors (or such other counsel as may be satisfactory to the Required Holders) dated the date of delivery and in the form of Exhibit E hereto as to the valid creation and perfection of a first priority security interest in favor of the Collateral Agent for the benefit of the holders of the Notes in all Contracts and related Identified Equipment identified in any Collateral Certificate delivered to the Collateral Agent pursuant to
    Section 3.3 of the Security Agreement during the period from the date hereof to the last day of the Company's fiscal year ending in 1991 and, thereafter, during the period from the last day of the last such fiscal period to the end of each such following fiscal period, respectively and (iii) an opinion of special counsel to the Obligors satisfactory to the Required Holders, dated the date of delivery, and in the form of Exhibit F hereto as to the valid creation and perfection of a first priority perfected security interest in favor of the Collateral Agent for the benefit of the holders of the Notes, as of the last day of the last such fiscal period, in all Investments.

                5B.   Books and Records; Inspection of Property.  Each
    of the Obligors covenants that it shall keep adequate records and books of account with respect to its properties and assets (including, without limitation, each Assigned Contract and each item of Identified Equipment relating thereto) in which entries will be made in sufficient detail to enable the Company or SFSC to prepare the reports and certificates required under the Transaction Documents. Each of the Obligors further covenants that no such records relating to any Collateral or any Identified Equipment relating thereto will be destroyed until all principal of, and interest and premium, if any, on the Notes has been paid in full, if such destruction would adversely affect, in any material way, the ability of the Collateral Agent or the holders of the Notes to effectively exercise, realize upon or enforce any or all of its or their rights under this Agreement, the Security Agreement or any

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    other Transaction Document (as the case may be) and that each of the Obligors will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records of the Assigned Contracts and information with respect thereto of the type required to enable the Company to prepare the reports and certificates required under the Transaction Documents) reasonably necessary or advisable for the collection of the amounts due under the Assigned Contacts. Once a year, at any reasonable time and upon no less than fifteen (15) days' prior written notice, each of the Obligors shall permit the Collateral Agent and each holder of any Notes, and any of its respective employees, consultants, accountants or attorneys, at its expense, to examine and make copies of and abstracts from the records (including computer disks and tapes) and books of account of, and to visit the properties of, the Company, SFSC and their Subsidiaries and to discuss the same with any of their officers, authorized representa-tives or independent public accountants; provided, however, that after the occurrence of any Default or Event of Default, each of the Obligors shall permit the Collateral Agent and each holder of any Notes, and any of its respective employees, consultants, accountants or attorneys, at the Obligors' sole expense, to examine and make copies of and abstracts from the records (including computer disks and tapes) and books of account of, and to visit the properties of, the Company, SFSC and their Subsidiaries and to discuss the same with any of their officers, authorized representatives or independent public accountants at any time and from time to time upon prior notice to the Obligors. Each of the Obligors shall be entitled to designate its employees or representatives to accompany representatives of the Collateral Agent or holder of a Note during each such inspection conducted at a time when no Default or Event of Default exists.

                5C.   Conduct of Business; Maintenance of Existence;
    Maintenance of Security Interest; Compliance with Laws. The Company covenants that it shall, and shall cause its Subsidiaries to, continue to engage primarily in the business of manufacturing and distributing computer storage devices and computer peripheral equipment as such business is operated on the date hereof (provided that, XL may, and the Company shall cause XL to, engage primarily in the business of distributing computer systems). SFSC covenants that

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    it shall engage primarily in the business of leasing, or financing the purchase of, computer equipment or software manufactured or distributed by the Company. Each of the Obligors covenants that it shall, and shall cause its Subsidiaries to, (1) preserve, renew and keep in full force and effect its corporate existence and its material rights, privileges and franchises necessary or desirable in the normal conduct of its business, (2) comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, environmental laws and ERISA and the rules and regula-tions thereunder) and (3) preserve, maintain and keep in full force and effect the first priority security interest granted to the Collateral Agent in the Collateral in the Security Agreement. Without limiting the foregoing clause (2) of this paragraph, each of the Obligors covenants that it shall, for each item of Identified Equipment, file and remit all forms and reports for personal property taxes required to be filed or remitted by it relating to the Identified Equipment, and each shall pay and remit (or cause to be paid and remitted) promptly when due all such personal property taxes together with any interest or other charge applicable thereto; provided, however, that each of the Obligors shall have the right to protest, in good faith and by appropriate proceedings, any assessed valuation or imposition of tax or claim and its obligation to pay such contested tax or claim shall be deferred during the pendency of such protest to the extent permitted by law and to the extent adequate reserves have been established by the Company or SFSC, as the case may be, with respect thereto on its books and records if required under generally accepted accounting principles consistently applied.

                5D.   Performance and Compliance with Assigned
    Contracts; Amendments to Assigned Contracts; Collections.

                5D(1). Performance. Each of the Obligors covenants that it shall (i) perform and comply with each of the material provisions, covenants and other promises or undertakings by it under the Assigned Contracts; (ii) except as otherwise permitted under this Agreement, maintain all such Assigned Contracts in full force and effect and enforce such Assigned Contracts in accordance with their respective terms and take all such action to such end as shall

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    be necessary or advisable; (iii) prepare on a monthly basis a report showing the change (if any) in the status of Remaining Net Firm Term Payments of the Assigned Contracts and deliver a copy of each such report to the Collateral Agent promptly after the Obligors' preparation thereof; and (iv) upon the occurrence and during the continuation of any Default and upon any request of any such holder, make such reasonable demands and requests under such Assigned Contracts for information and reports of or on, or action by, the respective Customers, as the Obligors shall be entitled to make under such Assigned Contracts. The Company covenants that it shall provide maintenance and service for all Identified Equipment in accordance with the terms of each Contract and the Company's customary practices.

                5D(2).      Amendments.  The Obligors will not amend,
    modify, supplement or terminate, in whole or in part, any Assigned Contract except in the normal course of their respective businesses; provided, however, that (i) no such amendment, modification, supplement, or termination shall be made with the intention or purpose of adversely affecting the rights or interests of the holders of the Notes; (ii) no such amendment, modification or supplement would terminate or amend any provision of any Assigned Contract intended to be for the benefit of any assignee of such Assigned Contract or a party having a security interest in such Assigned Contract (such as provisions providing that the Customer's obligations to pay rent are unconditional and shall be made without set-off, provisions that the Customer will not assert defenses or counterclaims against any assignee or secured party, provisions that an assignee may exercise rights, but is not chargeable with obligations, of either Obligor under the Assigned Contract, or similar clauses), and (iii) if a Default or an Event of Default shall have occurred and be existing, no such amendment, modification, supplement or termination shall be made which would decrease the Contract Present Value of an Eligible Contract, change the ranking of the concentration of the Eligible Contracts by Industry Groups, or change the Product Line of the Identified Equipment of such Eligible Contract, unless prior thereto it shall have delivered to the holders of the Notes an Officer's Certificate demonstrating (with computations in reasonable detail) compliance by the Obligors with the provisions of paragraphs 6E, 6F, 6G, 6H, 6I

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    and 6J hereof (determined without regard to 45 day remedy period referred to in paragraphs 6E, 6F, 6G, 6H and 6I) after giving effect to such amendment, modification, supplement or termination (and any additional Contracts identified in any Collateral Certificate delivered to the Collateral Agent pursuant to Section 3.3 of the Security Agreement in connection therewith).

                5D(3).      Collections.  The Obligors will invoice each
    Customer in accordance with the provisions of the Assigned Contract with such Customer and the Company's standard invoicing procedures. The Obligors will, at their own expense, use all reasonable efforts in good faith to collect all amounts due under all Assigned Contracts to which each is a party and in connection therewith will comply with the provisions of the Company's standard collection practices.

                5D(4).      Segregation Accounts.  The Company covenants
    that it shall cause immediately available funds to be deposited in the ST Segregation Account (i) on each Business Day representing amounts attributable to payments made by Customers with respect to the Assigned Contracts owned by the Company equal to, as to any Business Day of any month, an amount which is determined by dividing the aggregate lease payments and installment sale payments due under the terms of such Assigned Contracts for such month by the number of Business Days of such month (or, as to any Business Day of any period less than a month, an amount equal to such aggregate payments for such period divided by the number of Business Days in such period) and (ii) in each month, an amount equal to the lesser of (a) all payments due the Company by any Customer in the immediately preceding month with respect to an Assigned Contract or the Identified Equipment covered thereby other than periodic installment payments of rent and other payments described in clause (i) above with respect to such Assigned Contract, including, without limitation, all payments due arising from a termination of an Assigned Contract prior to the Firm Termination Date for such Assigned Contract or from the Customer purchasing such Identified Equipment and (b) the aggregate Contract Present Value of all Assigned Contracts for which any such payment was due in such preceeding month; provided, however, that after the occurrence of an Event of Default the Company shall cause to be deposited in the ST

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Segregation Account in each month immediately available funds equal to the amounts specified in clause (a) above. The Company may withdraw funds from the ST Segregation Account for its business purposes, at its discretion, at any time prior to, but not in anticipation of, upon or during the continuance of any Default or Event of Default.

                SFSC covenants that it shall cause immediately available funds to be deposited in the SFSC Segregation Account (i) on each Business Day representing amounts attributable to payments made by Customers with respect to the Assigned Contracts constituting SFSC Collateral equal to, as to any Business Day of any month, an amount which is determined by dividing the aggregate lease payments and installment sale payments due under the terms of such Assigned Contracts for such month by the number of Business Days of such month (or, as to any Business Day of any period less than a month, an amount equal to such aggregate payments for such period divided by the number of Business Days in such period) and (ii) in each month, an amount equal to the lesser of (a) all payments due SFSC or the Company as SFSC's agent under the Operating Agreement by any Customer in the immediately preceding month with respect to an Assigned Contract or the Identified Equipment covered thereby other than periodic installment payments of rent and other payments described in clause (i) above with respect to such Assigned Contract, including, without limitation, all payments due arising from a termination of an Assigned Contract prior to the Firm Termination Date for such Assigned Contract or from the Customer purchasing such Identified Equipment and (b) the aggregate Contract Present Value of all Assigned Contracts for which any such payment was due in the such preceding month; provided, however, that after the occurrence of an Event of Default SFSC shall cause to be deposited in the SFSC Segregation Account in each month immediately available funds equal to the amounts specified in clause (a) above. Neither Obligor shall at any time be entitled to withdraw or transfer any funds from the SFSC Segregation Account. If at any time the Contract Present Value of all Eligible Contracts added by SFSC as additional Assigned Contracts after July 1, 1994 (as specified in item no. 20 of the Collateral Certificate adding such Eligible Contracts) in accordance with Section 3.3 of the Security Agreement exceeds the aggregate amount of all cash released from the

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Investment Account in accordance with this paragraph 5D(4) after July 1, 1994 and (i) SFSC shall have executed the Cash Release Certificate in accordance with Section 3.4 of the Security Agreement certifying as to, among other things, such excess (provided, however, SFSC may not execute and deliver a Cash Release Certificate to the Collateral Agent more than twice during any Accounting Period), (ii) no Default or Event of Default has occurred and is continuing and no Default or Event of Default will exist after, or as a result of, the release from the Investment Account of the amount of funds requested to be released by SFSC in such Certificate and (iii) all of the conditions set forth in Section 3.4 of the Security Agreement have been satisfied, then the amount specified by SFSC in the Cash Release Certificate shall be transferred to the SFSC Operating Account in accordance with Section 3.4 of the Security Agreement.

                Notwithstanding any other provision herein, in the event that a Default occurs and continues in effect for 5 days and until six months after such Default and any other Defaults or Events of Default shall have been cured or waived to the satisfaction of the Required Holders, the Obligors shall not be entitled to withdraw any funds from either of the Segregation Accounts without the written consent of the Required Holders. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall be entitled to withdraw any and all funds existing in the Segregation Accounts.

                In the event that (a) a Default occurs and continues in effect for five days and until six months after such Default and any other Defaults or Events of Default shall have been cured or waived to the satisfaction of the Required Holders, (b) SFSC or the Company has, as to any month after the occurrence of such Default, deposited into its respective Segregation Account an amount which exceeds
    (i) in the case of SFSC, the actual collections of lease payments and installment payments and all other payments received by SFSC with respect to the Contracts constituting SFSC Collateral which were paid under such Contracts as to such month or (ii) in the case of the Company, the actual collections of lease payments and installment payments and all other payments received by the Company with respect to Contracts not constituting SFSC Collateral which

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    were paid under such Contracts as to such month, (c) the Obligor depositing such excess under clause (b) above has delivered to the Collateral Agent an Officer's Certificate certifying the existence of such excess deposits into such Obligor's Segregation Account and showing in reasonable detail such Obligor's calculations thereof, and (d) such Obligor has received from the Collateral Agent a written confirmation, based on written instruction from the Required Holders, of the existence of such excess as set forth in the Officer's Certificate described in clause (c) above, then such Obligor may upon written notice to the Collateral Agent (which notice may be included in the Officer's Certificate referred to in clause (c) above) reduce the amount of future deposits into its Segregation Account that it is otherwise obligated to make under this paragraph 5D(4) by an amount equal to such excess.

                5E.   Maintenance of Insurance.  Each of the Obligors
    covenants that it will (and will cause each of its Subsidiaries to)
    (1) maintain insurance in such amounts and with such deductibles and against such liabilities and hazards as customarily is maintained by other companies operating similar businesses, and (2) upon a request by any holder of a Note, deliver to such holder a certificate of the insurer or the Obligor's independent insurance agent summarizing the details of such insurance in effect and stating the term of such insurance. Without limiting the foregoing, as to Identified Equipment, the Obligors will maintain and keep in force, at the their expense and in such form and with such insurers as may be reasonably satisfactory to the Obligors, product liability insurance covering property damage and personal injury with a combined single limit of at least $10,000,000 per occurrence; provided, however, that in lieu of maintaining insurance for property loss or damage as to any Identified Equipment, the Company may maintain and SFSC may participate in, a self-insurance plan that is adequate for such purpose and is consistent with customary industry practice. Each of the Obligors further covenants that all insurance maintained by it relating to any Identified Equipment which is the subject of any Assigned Contract shall have the Collateral Agent named as an additional insured and loss payee as to such Identified Equipment.

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                5F.   Original Contracts.  Each of the Obligors
    covenants that it shall maintain the location of its chief executive office at 2270 South 88th Street, Louisville, Colorado 80028; provided, however, that the Company or SFSC may change such location of its chief executive office to another location within the United States if (1) it shall have given to the Collateral Agent not less than 45 days prior written notice of its intention to establish a new chief executive office which notice shall specifically describe such new location, and (2) the Company or SFSC, as the case may be, shall have taken all such action as the Collateral Agent may reasonably request in connection with maintaining the perfection of the security interest of the Collateral Agent in the Collateral.
    All originally executed copies of the Assigned Contracts shall be maintained at all times at the chief executive office of the Obligor owning such Assigned Contracts, and such Obligor shall not permit any Person (other than the Collateral Agent or any person designated by the Collateral Agent after the occurrence of an Event of Default) to take possession of any of the Assigned Contracts or any documents relating thereto until the Collateral Agent shall have released its security interest therein. As used herein the "chief executive office" of the Obligors shall have the meaning given to such term in the Uniform Commercial Code.

                5G.   Legends.  The Obligors covenant that they shall
    upon the delivery after July 1, 1994 of each Collateral Certificate to the Collateral Agent pursuant to Section 3.3 of the Security Agreement place the following legend conspicuously on the face of each and every original copy of each and every Contract that is listed in each such Collateral Certificate:

                "CERTAIN RIGHT, TITLE AND INTEREST IN THIS
                CONTRACT HAS BEEN ASSIGNED AS SECURITY FOR
                THE FULL PAYMENT OF ALL SECURED DEBT TO
                CONTINENTAL BANK, N.A., AS COLLATERAL AGENT,
                FOR THE RATABLE BENEFIT OF THE SECURED
                PARTIES UNDER THE AMENDED AND RESTATED
                SECURITY AGREEMENT ("SECURITY AGREEMENT"),
                DATED AS OF APRIL 2, 1994 AMONG THE COMPANY,
                SFSC AND THE COLLATERAL AGENT.  ALL DEFINED
                TERMS USED HEREIN ARE DEFINED IN THE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                SECURITY AGREEMENT.";

                5H.   Holders and Collateral Agent Not Liable.  Each of
    the Obligors covenants that nothing in this Agreement or any other Transaction Document shall be construed as imposing on the Collateral Agent or any holder of any Note any obligation or liability under the Contracts included in the Collateral, nor shall the Collateral Agent or any such holder be obligated to perform any of the obligations or duties of the Company or SFSC thereunder or take any action to collect or enforce any claim for payment assigned to the Collateral Agent.

                5I.   Further Actions -- Collateral.  Each of the
    Obligors shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of the Collateral, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest granted by the Collateral Documents, which the Required Holders or the Collateral Agent reasonably deems appropriate or advisable to perfect, preserve, protect or enforce the security interest granted to the Collateral Agent in the Collateral (including, without limitation, placing a legend, in the form set forth in paragraph 5G, on all such books, records and documents relating to the Contracts as the Required Holders or the Collateral Agent may reasonably request).

                5J. Enforcement of Agreements. The Company shall cause SFSC to comply at all times with all of the covenants of SFSC in this Agreement and each other Transaction Document to which SFSC is a party and all other documents and agreements executed by SFSC in connection herewith and therewith and SFSC shall use its best efforts to cause Harris Trust and Savings Bank to comply with all provisions of the Letter of Instructions.

                5K. Compliance with Agreements. Except to the extent the Obligors are permitted under paragraph 6O to amend or waive any covenant contained in the Operating Agreement or Support Agreement,

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    each of the Obligors shall at all times comply with all of the covenants contained in the Operating Agreement, Support Agreement, the Purchase and Sale Agreement, Bill of Sale and the Letter of Instructions.

                5L. Collateral Owned by SFSC. In the Company's capacity as SFSC's agent pursuant to the Operating Agreement, the Company will, on behalf of SFSC, take all action necessary to comply with all covenants and agreements herein and in all other Transaction Documents to which SFSC is a party with respect to all Contracts, Identified Equipment and other Collateral constituting SFSC Collateral.

                5M. Subordination. The Obligors covenant that any and all present and future debts, liabilities and obligations (includ-ing, without limitation, all Intercompany Payables and Intercompany Debt (each as defined in the Support Agreement)) of SFSC to the Company or any Subsidiary or Affiliate thereof and any and all claims of the Company or any Subsidiary or Affiliate thereof against SFSC shall, upon any Event of Default, be subordinate, and subject in right of payment, to the prior payment in full of the Notes and all other obligations of the Obligors to the holders of the Notes under or in respect of the Transaction Documents, and the Company shall not receive and SFSC shall not make any payment upon or in respect of or exercise any rights of set off against debts, liabilities or obligations of SFSC to the Company until the Notes have been paid in full or all Events of Default that have occurred and are continuing have been cured to the satisfaction of the Required Holders or waived in accordance with this Agreement.

                5N. Disclosure of Assumption of Debt and Agreement to Pledge Collateral. SFSC shall disclose in its financial statements (other than accounting reports produced during any Accounting Period in the ordinary course of SFSC's business and distributed solely to employees of SFSC) the existence of the Assumption Agreement, SFSC's joint and several liability with the Company with respect to the Obligations (as defined in the Assumption Agreement) and SFSC's agreement to grant a security interest to the Collateral Agent in lease agreements and installment sales agreements and the related equipment in order for the Obligors to comply with this Agreement.

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                5O. Duties and Obligations of the Company as Agent and Otherwise. The Obligors covenant as follows:

                (1) The Company shall serve as agent for SFSC to administer and manage all Contracts in accordance with the Operating Agreement and this paragraph 5O, and as SFSC's agent the Company shall invoice all lessees and purchasers under all Contracts and collect from such lessees and purchasers all payments due thereunder, including without limitation all sales and use taxes and property taxes and shall duly file with the appropriate governmental authorities all reports and statements with respect to all such taxes.

                (2) The Company shall offer to any lessee or purchaser of any equipment purchased by SFSC under the Operating Agreement maintenance and repair services with respect to such equipment and until such equipment is remarketed, delivered to a lessee or purchaser or not otherwise subject to the Operating Agreement the Company shall insure such equipment in accordance with the terms of paragraph 5E hereof and provide for storage of such equipment if requested by SFSC.

                (3) For any modification of a Contract resulting in a reduction of the present value of the remaining payments due under the Contract, the Company shall pay to SFSC an amount equal to the present value differential applying the interest rate used by SFSC to record the purchase of the equipment, or upgrade thereto, that relates to such Contract.

                (4) Except as otherwise provided in clause (5) below, if a Contract is terminated for any reason other than a default by the customer prior to its stated expiration date, the Company shall pay to SFSC an amount no less than the present value of the remaining lease payments due thereunder. For purposes of this paragraph 5O, any exchange of equipment with respect to any Contract that results in an upgrade of such equipment shall be a termination of the original Contract.

                (5) If any Contract is terminated prior to three months before such Contract's expiration date in order for a lessee to

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    purchase the equipment leased thereunder, the Company shall pay to SFSC an amount equal to the greater of (i) the amount for which such equipment was purchased or (ii) the "Remaining Investment Balance" as defined in the Operating Agreement on the date hereof; provided that if such purchase is subject to a "Purchase Option" as defined in the Operating Agreement on the date hereof, SFSC shall be paid by the Company the standard purchase option price.

                (6) At its own expense, the Company shall indemnify and defend and hold SFSC harmless from and against all claims, losses and damages resulting from any action involving a claim that any equipment purchased by SFSC from the Company infringes any patent, copyright, trademark, mask work, trade secret or other proprietary right. If any equipment purchased by SFSC from the Company becomes the subject of any injunction arising from a claim of infringement, the Company shall, at its option (i) take such action so as to permit SFSC to continue to lease or use such equipment, (ii) take such action so that such equipment no longer is subject to the claim of infringement or (iii) pay to SFSC the purchase price paid by SFSC for such equipment, less depreciation.

                (7) The Company shall permit SFSC access to the Company's management systems in order for SFSC to carry out the terms of the Operating Agreement, including, without limitation, to allow SFSC to process the purchase of equipment pursuant to the Operating Agreement.

                (8) The Company shall not at any time permit or cause stockholders' equity, as determined in accordance with generally accepted accounting principles, of SFSC to be less than $1.00.

                (9) At the request of SFSC, the Company shall provide cash management and payables processing services to SFSC, including without, limitation, cash payment services in order for SFSC to pay when due its obligations to other Persons.

                (10) To the extent that any provision of the Operating Agreement conflicts with paragraph 5D(4) hereof, paragraph 5D(4) shall govern.

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                (11) All amounts paid under any Purchased Contract (as defined in the Purchase and Sale Agreement) which are collected from April 2, 1994 to June 29, 1994 by the Company as agent for SFSC under the Operating Agreement and which are owed to SFSC shall as soon as possible and in no event later than the last day of each month commencing June 30, 1994, be setoff against all amounts due the Company by SFSC, and SFSC shall not make any payment to the Company for any reason, until such a time as the Company shall no longer owe any such amount to SFSC.

    For purposes of this paragraph 5O (other than item no. 11 above), the term "Contracts" shall mean, collectively, "Contracts" and "Other Contracts", each as defined in the Operating Agreement.

                5P. Replacement of Revolving Loan Agreement. If the Revolving Loan Agreement is terminated and either Obligor enters into any agreement in lieu thereof, or enters into any other agreement, under which either Obligor grants a security interest to a Person in lease agreements or installment sales agreements and the related equipment that may be required to be released to permit an Obligor to grant a security interest in such agreements or equipment to the Collateral Agent in order to comply with this Agreement or if the Revolving Loan Agreement is amended to materially change the procedure under which the Bank Agent releases property from its lien to permit either Obligor to grant a security interest in such property to the Collateral Agent, the Obligors shall give written notice and a copy of such agreement to the holders of the Notes and enter into an amendment to this Agreement and the other Transaction Documents satisfactory in form and substance to the Required Holders relating to the release of such Person's security interest and other matters in connection therewith as determined by the Required Holders.

                5Q.  Determination of Value of Investments.
    Notwithstanding any other provision of this Agreement or any other Transaction Document, until the Obligors shall have delivered to all holders of the Notes (a) an opinion in form and substance satisfactory to the Required Holders and their special counsel from special counsel to the Obligors satisfactory to the Required Holders or (b) a written acknowledgment in form and substance satisfactory

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    to the Required Holders and their special counsel from the Bank Agent or the Majority Lenders (as defined in the Revolving Credit Agreement), that the Bank Agent (as defined in the Security Agreement) and the Lenders (as defined in the Revolving Credit Agreement) have no Lien on or other interest in any amount transferred by the Obligors to the Segregation Accounts in accordance with the Transaction Documents and any Investment purchased with any such amount, and the Required Holders shall have delivered to the Obligors written notice (with a copy to the Collateral Agent) that it has received such opinion or acknowledgment, the Value of all Investments shall be deemed to be zero for all purposes, including without limitation for the purpose of (i) the Obligors complying with paragraphs 4C(2) and 6E hereof,
    (ii) the definition of Applicable Amount and (iii) SFSC completing any Cash Release Certificate.

                6. NEGATIVE COVENANTS. The Obligors agree and covenant as follows (provided that any covenant made by the Obligors jointly shall be a joint and several agreement by, and obligation, of each of the Obligors):

                6A.   Certain Financial Covenants.

                6A(1).      Tangible Net Worth.  The Company covenants
    that it will not cause or permit Tangible Net Worth, as of the last day of any fiscal quarter of the Company, to be less than $700,000,000.

                6A(2). Current Ratio. The Company covenants that it will not cause or permit the ratio of (i) Current Assets, as of the last day of any fiscal quarter of the Company, to (ii) Current Liabilities as of the last day of such fiscal quarter, to be less than 1.2:1.

                6B.   Limitation on Restricted Payments.  The Company
    covenants that it shall not, and it shall not permit any Subsidiary of the Company to, directly or indirectly:

                      (1) pay or declare any dividend on any of its capital stock (other than dividends payable solely in

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                shares of its capital stock) or make any other distribu-tion on account of its capital stock,

                      (2) redeem, purchase or otherwise acquire any shares of its own capital stock,

                      (3) prepay, redeem, defease (whether actually or in substance) or purchase in any manner (or deposit or set aside funds or securities for the purpose of the foregoing), or make any payment (other than scheduled payments of interest due on the date of payment thereof, if such payment is permitted to be made pursuant to the terms of the applicable Subordinated Debt) in respect of, or establish any sinking fund, reserve or like set aside of funds or other property for the redemption, retirement, or prepayment of, any Subordinated Debt, or

                      (4) make or otherwise expend any funds for any Restricted Investment (as defined in paragraph 6C(4))

    (all of the foregoing items set forth in clauses (1) through (4) above being collectively referred to as "Restricted Payments" and individually as a "Restricted Payment"), except:

                      (a) any Subsidiary of the Company may declare and pay dividends to the Company,

                      (b) any Subsidiary of the Company may declare and pay dividends or make other distributions in respect of its beneficial interest (if such Subsidiary is a trust) to any other Subsidiary of the Company,

                      (c) the Company may declare and pay dividends with respect to, and may redeem, Redeemable Preferred Stock,

                      (d) the Company may exercise its rights under the Stockholder Rights Plan,

                      (e)   the Company may redeem Convertible

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                Subordinated Debt provided that at the time the Company calls such Convertible Subordinated Debt for such redemption the "Market Price" of a share of "Common Stock" exceeds the "Conversion Price" for such share of Common Stock by an amount which is not less than 20% of such Conversion Price at such time (for purposes of this clause (d) the terms "Market Price", "Common Stock" and "Conversion Price" shall have the meanings set forth for such terms in the Convertible Subordinated Debt Indenture),

                      (f) the Company may prepay, redeem, defease or purchase Subordinated Debt which is owed by the Company to any Subsidiary of the Company,

                      (g) the Company may make cash payments for the redemption or repurchase of its common stock ($.10 par value) in connection with Normal Course Repurchase Agreements provided that all such cash payments made since December 28, 1990 do not exceed $5,000,000 in the aggregate,

                      (h) the Company may accept from its employees payments consisting of the Company's common stock ($.10 par value) paid in connection with such employee's exercise of an employee stock option for the purchase of shares of the Company's common stock ($.10 par value), and

                      (i) out of Consolidated Net Income Available for Restricted Payments.

                Notwithstanding anything herein to the contrary, no Restricted Payment (other than as described in clauses (a), (b) and (g) above) may be made or declared unless immediately before such Restricted Payment is made or declared (and after giving effect thereto) there exists no Default or Event of Default. "Consolidated Net Income Available for Restricted Payments" shall mean an amount equal to (1) 50% (or minus 100% in the case of a deficit) of Consolidated Net Income for the period (taken as one accounting

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    period) commencing on December 28, 1990 and terminating at the end of the last fiscal quarter of the Company immediately preceding the date of any determination thereof, plus (2) 50% of the net cash proceeds received by the Company from the issue or sale, after the date hereof, of the Company's common stock ($.10 par value) other than any such issuance or sale to a Subsidiary of the Company, plus
    (3) $50,000,000, less (4) the aggregate amount of all Restricted Payments (other than any Restricted Payments described in clauses
    (a), (b) and (d) through (h) above) made or declared after Decem-ber 28, 1990 plus (5) Net Repaid Restricted Investments. "Net Repaid Restricted Investments" shall mean an amount (if any) equal to the cash (net of any and all costs of collection) received by the Company after December 28, 1990 upon repayment to it of loans and advances constituting Restricted Investments which were deducted from Consolidated Net Income Available for Restricted Payments pursuant to clause (4) above. The term "stock" as used in this paragraph 6B shall include warrants, rights and options to purchase stock.

                6C.   Lien, Debt and Other Restrictions.  The Company
    covenants that it shall not, and it shall not permit any Subsidiary of the Company to directly or indirectly:

                6C(1).      Liens -- Create, assume or suffer to exist
    any Lien, except the security interest in favor of the Collateral Agent pursuant to the Security Agreement, upon any of the Collateral including, without limitation, any of the Identified Equipment which is the subject of any Contract, whether such Collateral or Identified Equipment is now owned or hereafter acquired nor, other than pursuant to the Security Agreement, assign any right to receive income relating to the Collateral or such Identified Equipment, or sign or file, under the Uniform Commercial Code of any United States jurisdiction a financing statement relating to the Collateral or any such Identified Equipment or under the law of any other jurisdiction a registration, filing or recordation relating to the Collateral or any such Identified Equipment, in either case, that names the Company or any of its Subsidiaries as debtor, mortgagor, trustor or assignor or the equivalent, or sign any security agreement authorizing any secured party thereunder to file any such financing statement or other document. Each of the Obligors further covenants

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    that it shall not permit any such Identified Equipment to be located in a jurisdiction other than that set forth in the Equipment Certificate as to such Identified Equipment or set forth in any Collateral Certificate delivered to the Collateral Agent after the date of closing as to such Identified Equipment unless the Obligors shall have delivered written notice to the Collateral Agent and each holder of a Note advising of the new location of such Identified Equipment within the earlier of (i) 90 days after the change to such new location and (ii) 30 days after any Company or SFSC employee in the lease finance administration department (or successor department) of the Company or SFSC obtains knowledge of any such change and the Obligors take all action, satisfactory to the Collateral Agent, to maintain in full force and effect the security interest of the Collateral Agent in such Identified Equipment as, at all times, fully perfected and ranking first in priority.

                6C(2).      Debt  --    Create, incur or assume any Debt
    or Contingent Obligation, except:

                      (i)   Debt of the Company represented by the
                Notes,

                      (ii) Debt of the Company to any Subsidiary of the Company,

                      (iii) Debt of any Subsidiary of the Company to any
                other Subsidiary of the Company,

                      (iv) Debt of any Subsidiary of the Company to the
                Company, and

                      (v)   Other Debt of the Company or of any
                Subsidiary of the Company and Contingent Obligations if as of the last day of the Company's fiscal quarter in which such Debt or Contingent Obligation is created, incurred or assumed (including, without limitation, each borrowing under the Revolving Loan Agreement and each borrowing under any other revolving credit facility) and after giving effect thereto, (a) the sum of the aggregate outstanding principal amount of all Senior

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                Recourse Debt plus the amount of all Contingent Obligations of the Company and its Subsidiaries does not exceed an amount equal to 40% of Tangible Net Worth, (b) the sum of the aggregate outstanding principal amount of all Consolidated Debt (including, without limitation, Subordinated Debt and Consolidated Non-Recourse Debt) plus the amount of all Contingent Obligations of the Company and its Subsidiaries does not exceed an amount equal to 115% of Tangible Net Worth and (c) the amount of all Contingent Obligations of the Company and its Subsidiaries does not exceed 10% of Tangible Net Worth. For purposes of this clause (v), the amount of Contingent Obligations shall be the aggregate outstanding face amount of all obligations guaranteed, endorsed or otherwise subject to becoming a direct obligation (upon the occurrence of any contingency or otherwise) under all Contingent Obligations of the Company and its Subsidiaries (including, without limita-tion, the face amount of all undrawn letters or credit).

                6C(3).      [Intentionally omitted.]

                6C(4).      Restricted Investments -- Make or permit to
    remain outstanding any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person (all of the foregoing loans, advances, purchases, acquisitions, extensions and permissions to remain outstanding, other than those set forth in clauses (i) through (vi) below, being collectively referred to as "Restricted Investments" and individually as a "Restricted Invest-ment"), except:

                      (i) any Subsidiary of the Company may make or permit to remain outstanding loans or advances to the Company or any other Subsidiary and the Company may make or permit to remain outstanding loans or advances to any of its Subsidiaries,

                      (ii) the Company and each of its Subsidiaries may own, purchase or acquire stock or other securities of

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                another Subsidiary or of a corporation which immediately after such purchase or acquisition will be a Subsidiary,

                      (iii) the Company and each of its Subsidiaries may
                acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Company or any such Subsidiary,

                      (iv) the Company and each of its Subsidiaries may make investments in accordance with its written cash investment policy as set forth as Schedule 6C(4)(iv) attached hereto,

                      (v) the Company may permit to remain outstanding the Company's present investments described on Schedule 6C(4)(v) attached hereto, and

                      (vi) Restricted Investments permitted to be made
                pursuant to paragraph 6B.

                6C(5).      Sale of Stock and Debt of Subsidiaries --
    Sell or otherwise dispose of, or part with control of, any shares of capital stock (other than directors' qualifying shares) or Debt of any Subsidiary of the Company or any beneficial or other interest in any Subsidiary if such Subsidiary is a trust, except to the Company or a Subsidiary of the Company, and except that all shares of capital stock, and Debt of and beneficial or other interest in any such Subsidiary may be sold as an entirety provided that (a) at the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of capital stock or Debt of or any beneficial or other interest in any other Subsidiary of the Company (unless all of the shares of capital stock and Debt of and beneficial or other interest in such other Subsidiary are simultaneously being sold and such sale otherwise complies with the terms of this Agreement), and
    (b) such sale would be permitted by paragraph 6C(6).

                6C(6).      Merger and Sale of Assets -- Merge or
    consolidate with any other corporation or sell, lease, transfer or otherwise dispose of all of its assets or a Substantial Part of its

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    assets, to any Person, except that:

                      (i) any Subsidiary of the Company may merge with the Company (provided that the Company shall be the continuing or surviving corporation) or with any one or more other such wholly-owned Subsidiaries,

                      (ii) any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Company or another such Subsidiary,

                      (iii) the Company may merge with any other
                corporation, provided that (a) the Company shall be the continuing or surviving corporation, and (b) both before and immediately after such merger (1) the Company shall not be in violation of the covenants set forth in paragraphs 6A(1) and 6A(2) hereof, as of the date of such merger, and (2) the Company shall be able to incur at least $1.00 of additional Senior Recourse Debt and $1.00 of additional Contingent Obligations under para-graph 6C(2) (assuming such Debt and Contingent Obligations were incurred in the fiscal quarter of the Company immediately preceding the then existing fiscal quarter),

                      (iv) any Subsidiary of the Company may sell lease
                agreements or installment sales agreements (other than any Collateral) to any Person (other than an Affiliate of the Company), provided that (a) such sale is recorded as a true sale in accordance with generally accepted accounting principles consistently applied, (b) such Subsidiary receives from such sale an amount not less than the fair market value of the lease agreements and installment sales agreements sold, (c) both before and immediately after such sale, the Company shall not be in violation of any covenant set forth in this paragraph 6 as of the date of any such sale and (d) the Company shall be able to incur at least $1.00 of additional Senior Recourse Debt and $1.00 of additional Contingent Obligations under paragraph 6C(2) (assuming such Debt

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                and Contingent Obligations were incurred in the fiscal quarter of the Company immediately preceding the then existing fiscal quarter), and

                      (v) the Company may sell, lease, transfer or
                otherwise dispose of any of its assets to SFSC.

    provided, however, that with respect to each of clauses (i), (ii),
    (iii), (iv) and (v) above, there shall exist no Default or Event of Default either immediately before or after giving effect to any such merger or sale, lease, transfer or other disposition.

                6C(7).      Sale and Lease-Back -- Enter into any
    arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company of real or personal property which has been or is to be sold or transferred by the Company or any such Subsidiary to such Person or to any Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or any such Subsidiary except where the obligations of the Company or such Subsidiary thereunder constitute Capitalized Lease Obligations and such transaction is permitted under paragraph 6C(2); provided, however, that this paragraph shall not prohibit the Company or a Subsidiary of the Company from selling and leasing back (pursuant to an arrangement where the obligations of the Company or such Subsidiary thereunder do not constitute Capitalized Lease Obligations) (i) the Company's real property located at 2270 South 88th Street, in Louisville, Colorado which is the site of its chief executive office, (ii) the Company's real property located at 2345 Clover Basin Drive, Longmont, Colorado, (iii) real or personal property acquired by the Company or such Subsidiary after the date hereof,
    (iv) products distributed by the Company in connection with wrap lease transactions by the Company and (v) property as to which the Company is currently in the process of selling and leasing back, provided that the fair market value of such property does not exceed $5,000,000 in the aggregate.

                6C(8).      Pension Plan Funding Deficiency -- Incur or
    suffer to exist any material accumulated funding deficiency within the meaning of ERISA or incur any material liability to the Pension

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                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA) in connection with any employee benefit plan.

                6C(9).      Transactions With Affiliates -- Directly or
    indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with in the ordinary course of business or otherwise (i) any Affiliate of the Company, or (ii) any Person related by blood, adoption or marriage to any Affiliate of the Company; provided, however, that this paragraph shall not be deemed to prohibit transactions the terms of which are at least as favorable to the Company and its Subsidiaries (as applicable) as the terms that could be obtained by the Company and such Subsidiary on an arm's length basis with a Person other than a Person described in clause (i) or (ii) above.

                6D.   Issuance Of Stock By Subsidiaries.  The Company
    covenants that no Subsidiary of the Company shall (either directly, or indirectly) by the issuance of rights or options for, or securities convertible into, such shares, issue, sell or otherwise dispose of any shares of any class of its stock (other than directors' qualifying shares) or any beneficial interest if such Subsidiary is a trust, except as may otherwise be permitted by paragraph 6C(5).

                6E.   Collateral Maintenance.  The Obligors covenant
    that they will not cause or permit the sum of (i) the aggregate of the Contract Present Values of all Eligible Contracts as of the last day of any Accounting Period and (ii) subject to paragraph 5Q hereof, the Value of all Investments as of the last day of any Accounting Period to be less than 110% of the outstanding principal amount of all Notes as of such day without either (i) adding Contracts which have an aggregate Contract Present Value equal to at least the amount of such difference and which constitute Eligible Contracts as additional Assigned Contracts pursuant to Section 3.3 of the Security Agreement within 30 days after the last day of such Accounting Period, or (ii) prepaying the Notes in accordance with paragraph 4C(2) on the 30th day after the last day of such Accounting Period.

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                6F.   Collateral Customer Diversification.  The Obligors
    covenant that, as to Eligible Contracts having an aggregate Contract Present Value of not less than the Applicable Amount determined as of the last day of the quarter referred to below, they shall not cause or permit the aggregate of the Contract Present Values of all such Eligible Contracts with any Customer and with all Consolidated Subsidiaries of such Customer as of the last day of any fiscal quarter of the Company to be greater than the Maximum Customer Percentage of the aggregate of the Contract Present Values of all such Eligible Contracts at such time, unless remedied within 45 days after the end of such last day of such quarter. The Maximum Customer Percentage with respect to any Customer shall mean at any date (a) if such Customer and all Consolidated Subsidiaries of such Customer which are Customers under any Eligible Contracts have outstanding long term unsecured indebtedness which is then rated at or above A (or the then existing equivalent) by Standard & Poor's Corporation, or the then successor thereto, or which is rated at or above A (or the then existing equivalent) by Moody's Investor Service, Inc., or the then successor thereto, 10% or (b) otherwise, 5%.

                6G.   Collateral Industry Diversification.  The Obligors
    covenant that, as to Eligible Contracts having an aggregate Contract Present Value of not less than the Applicable Amount determined as of the last day of the quarter referred to below, they shall not cause or permit the aggregate of the Contract Present Values of all such Eligible Contracts with all Customers within any Industry Group as of the last day of any fiscal quarter of the Company, unless remedied within 45 days after the end of such last day of such quarter, to be greater than the following:

                      (a)   if the concentration of such Eligible
                Contracts with all Customers within such Industry Group, as determined in the manner set forth below, ranks first in size as of such day, 25.0% of the aggregate of the Contract Present Values of all such Eligible Contracts at such time;

                      (b)   if the concentration of such Eligible
                Contracts with all Customers within such Industry Group, as so determined, ranks second in size as of such day,

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                12.5% of the aggregate of the Contract Present Values of all such Eligible Contracts at such time;

                      (c)   if the concentration of such Eligible
                Contracts with all Customers within such Industry Group, as so determined, ranks third in size as of such day, 10% of the aggregate of the Contract Present Values of all such Eligible Contracts at such time;

                      (d)   if the concentration of such Eligible
                Contracts with all Customers within such Industry Group, as so determined, ranks fourth, fifth, sixth or seventh in size as of such day, 7.5% of the aggregate of the Contract Present Values of all such Eligible Contracts at such time; or

                      (e)   if the concentration of such Eligible
                Contracts with all Customers within such Industry Group, as so determined, ranks eighth or lower in size as of such day, 5.0% of the aggregate of the Contract Present Values of all such Eligible Contracts at such time.

                            For the purposes hereof:

                            (i)   A Customer shall be considered to be
                      within such Industry Group as of any day if, the primary industry in which such Customer is en-gaged, as most recently determined by the Company in good faith and in a manner consistent with its past practices, is within such Industry Group; and

                            (ii)  The ranking in size of the
                      concentration of Eligible Contracts in Industry Groups at any time shall be determined by calculating, for each Industry Group, the aggregate amount of the Contract Present Values of all Eligible Contracts with all Customers then within such Industry Group and ranking the amounts so obtained for all Industry Groups from largest to smallest.

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                The Obligors further covenant that they shall not permit the aggregate amount of the Contract Present Values of all Customers within the Industry Group designated as "Unassigned" on Schedule 10B attached hereto to exceed 5% of the aggregate of the Contract Present Values of all such Eligible Contracts as of the last day of any fiscal quarter of the Company, unless remedied within 45 days after such last day of such quarter.

                6H.   Customer Bankruptcy and Other Limitations.  The
    Obligors covenant that, as to Eligible Contracts having an aggregate Contract Present Value of not less than the Applicable Amount determined as of the last day of the quarter referred to below, they shall not cause or permit the aggregate of the Contract Present Values of all such Eligible Contracts with Customers (1) that are subject to bankruptcy proceedings, as hereinafter determined, and
    (2) that are state or local governments or agencies of state or local governments whose long term unsecured indebtedness is either below Investment Grade or not rated by either Standard & Poor's Corporation (or its successor) or Moody's Investor Service, Inc. (or its successor) to be greater than 6% of the aggregate of the Contract Present Values of all such Eligible Contracts as of the last day of any fiscal quarter of the Company, unless remedied within 45 days after such last day of such quarter. For the purposes of this paragraph, a Customer shall be considered to be subject to bankruptcy proceedings if a petition or application to any tribunal for the appointment of, or taking of possession by, a trustee, receiver, custodian, liquidator or similar official of such Customer or of any Substantial Part of the assets of such Customer has been filed by or against such Customer, or any case or proceeding is commenced by or with respect to such Customer under any Bankruptcy Law of any jurisdiction.

                6I.   Product Line Limitation.  The Obligors covenant
    that, as to Eligible Contracts having an aggregate Contract Present Value of not less than the Applicable Amount determined as of the last day of the quarter referred to below, they shall not cause or permit the aggregate of the Contract Present Values of all such Eligible Contracts relating to Identified Equipment in any Product Lines as of the last day of any fiscal quarter of the Company, unless remedied within 45 days after such last day of such fiscal

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    quarter, to be greater than 70% of the aggregate of the Contract Present Values of all such Eligible Contracts as of such date nor cause or permit the aggregate of the Contract Present Values of all such Eligible Contracts relating to Identified Equipment in any Product Line other than the Serial Access Subsystems or Random Access Subsystems Product Lines as of the last day of any fiscal quarter of the Company, unless remedied within 45 days after such last day of such fiscal quarter, to be greater than 25% of the aggregate of the Contract Present Value of all such Eligible Contracts as of such date.

                6J.   General Diversification.  Except as may be
    necessary to comply with the provisions of paragraphs 6F, 6G or 6I, the Obligors covenant that they shall not cause or permit the relative proportions of the Eligible Contracts, when classified by Industry Group of Customers, Credit Quality of Customers, Product Line of Identified Equipment, and Lease Terms, to vary in any material respect from the relative proportions of all other computer peripheral equipment lease agreements and installments sales agreements owned or sold by the Obligors, taken as a whole, when similarly classified.

                6K.   Segregation Account.  Each of the Obligors
    covenants that it shall not cause or permit either Segregation Account to be closed, or deposit or otherwise credit, or cause or permit to be deposited or credited, to either Segregation Account cash or cash proceeds other than payments made with respect to Contracts as provided pursuant to paragraph 5D(4). Without limiting the foregoing, the Segregation Account Bank may terminate the Segregation Accounts maintained at such Segregation Account Bank upon 30 days' prior written notice to the Obligors and the Collateral Agent pursuant to Section 6 of the Segregation Account Agreement; provided, however, that prior to or concurrently with such termination, the Segregation Accounts have been transferred to a successor Segregation Account Bank which is a financial institution acceptable to the Collateral Agent and which has entered into a Segregation Account Agreement in the form of Exhibit C attached hereto and, provided further, that the Obligors take all such actions as the Collateral Agent may reasonably request in connection with such transfer of the Segregation Accounts. The

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Obligors covenant that each of the Segregation Accounts shall be kept at the same Segregation Account Bank.

                6L.   Amendments of Subordinated Debt, Etc.  The Company
    covenants that it shall not, violate the subordination terms of any Subordinated Debt, or amend, modify or change in any manner the terms of any Subordinated Debt or any instrument, indenture or other document evidencing, governing or affecting the terms of any Subordinated Debt, if any such amendment, modification or change has or could have in any way any material adverse effect on the holders of any Notes or the Collateral Agent or their rights or remedies under any of the Transaction Documents.

                6M.   Corporate Name.  Neither the Company nor SFSC
    shall change its name from that listed on the signature page hereto (with respect to the Company) or on the signature page to the Assumption Agreement (with respect to SFSC) unless and until (i) the Obligor changing its name shall have given to the Collateral Agent not less than 45 days prior written notice of its intention to change its name setting forth such new name and (ii) the Obligor changing its name shall have taken all action, satisfactory to the Collateral Agent, to maintain in full force and effect the security interest of the Collateral Agent in the Collateral as, at all times, fully perfected and ranking first in priority.

                6N.   Protection of Collateral Agent's Security.  Each
    of the Obligors covenants that it shall not nor permit any Subsidiary to do anything to impair the rights of the Collateral Agent in the Collateral, provided that this paragraph shall not be construed to prohibit any amendment, modification, supplement or termination of any Assigned Contract permitted by paragraph 5D(2). Each of the Obligors assumes all liability and responsibility in connection with the Collateral, and the liability of the Obligors with respect to the Notes shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to the Company or SFSC.

                6O. Operating Agreement, Support Agreement and Purchase and Sale Agreement. Each of the Obligors covenants that it shall

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    not (i) assign or terminate the Operating Agreement, Support Agreement or the Purchase and Sale Agreement or (ii) enter into or consent to, or suffer to occur, any amendment, waiver or termination of (a) any provision of the Purchase and Sale Agreement or Letter of Instructions, (b) Section XII and XIV(B) of the Operating Agreement or (c) any other provision of the Support Agreement or Operating Agreement that may result in a violation of paragraph 5O hereof or that could have an adverse effect on the property, assets, business, condition (financial or otherwise) or operations of either of the Obligors, the Collateral or the Collateral Agent's security interest therein or the ability of either of the Obligors to repay the Notes or perform their other obligations under this Agreement or any other Transaction Document.

                7.    EVENTS OF DEFAULT.

                7A.   Acceleration.  If any of the following events
    shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                      (i) the Obligors default in the payment of any principal of or premium on any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

                      (ii) the Obligors default in the payment of any interest on any Note for more than 5 days after the date due; or

                      (iii) the Company or any of its Subsidiaries shall
                fail to pay when due any amount of its Debt or Contingent Obligations (other than Debt hereunder) which has a face amount or balance due (if less than the face amount) in excess of $7,500,000 or which, in the aggregate for all Debt and Contingent Obligations, exceeds $7,500,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue for three Business Days, or any

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                default under any agreement or instrument relating to any Debt or Contingent Obligations (other than Debt hereunder) which has a face amount or balance due (if less than the face amount) in excess of $5,000,000 or which, in the aggregate for all Debt exceeds $5,000,000, or any event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate or permit the acceleration of the maturity of such Debt; or

                      (iv) any representation or warranty made by the Company herein or in any writing (including any Collateral Documents) furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

                      (v) either of the Obligors fails to perform or observe any agreement contained in paragraphs 5D(4), 5J, 5K, 5L, 5M, 5N, 5O, 6K or 6O or the Obligors fail to perform or observe any agreement contained in paragraphs 6E, 6F, 6G, 6H or 6I; or

                      (vi) either of the Obligors fails to perform or observe any agreement contained in paragraph 5F, paragraphs 6A through 6D, or paragraphs 6L, 6M or 6N and such failure shall not be remedied within 20 days after the earlier of (a) any officer or Department Director of the Company or SFSC obtaining knowledge thereof and (b) written notice thereof being given to the Company or SFSC by any holder of any Notes, by the Collateral Agent or by any Person acting on behalf of any such holder or the Collateral Agent; or

                      (vii) either of the Obligors fails to perform or
                observe any other agreement, term or condition contained herein or in any Collateral Document and such failure shall not be remedied within 30 days after the earlier of (a) any officer or Department Director of the Company or SFSC obtaining knowledge thereof and (b) written

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                notice thereof being given to the Company or SFSC by any holder of any Notes, by the Collateral Agent or by any Person acting on behalf of any such holder or the Collateral Agent; or

                      (viii) the Company or any Subsidiary of the
                Company makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                      (ix) any decree or order for relief in respect of the Company or any Subsidiary of the Company is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolu-tion or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction; or

                      (x) the Company or any Subsidiary of the Company petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any such Subsidiary, or of a Substantial Part of assets or commences a voluntary case under the Bankruptcy Law of any jurisdiction or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary of the Company (other than SFSC) into the Company) relating to the Company or any such Subsidiary under the Bankruptcy Law of any jurisdiction or the Company or any such Subsidiary by any act indicates its approval of or consent to or acquiescence in the filing of any such petition or application or commencement of any case under any Bankruptcy Law against it; or

                      (xi) any such petition or application is filed, or
                any such proceedings are commenced, against the Company or any Subsidiary of the Company, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                      (xii) any order, judgment or decree is entered in
                any proceedings against the Company or SFSC decreeing the dissolution of the Company or SFSC and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                      (xiii) any order, judgment or decree is entered in
                any proceedings against the Company or any Subsidiary of the Company decreeing a split-up of the Company or such Subsidiary which requires the divestiture of assets representing a Substantial Part of the assets of the Company, or the divestiture of the stock of such a Subsidiary whose assets represent a Substantial Part of the assets of the Company, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                      (xiv) a final judgment in an amount in excess of
                $5,000,000 is rendered against the Company or any Subsidiary of the Company and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged; or

                      (xv) the Collateral Agent shall cease to possess
                at any time a valid, first priority perfected security interest in any of the Collateral; or

                      (xvi) any representation or warranty made by
                SFSC in the Assumption Agreement or in any writing (including any Collateral Documents) furnished in connection with or pursuant to the Assumption Agreement shall be false in any material respect on the date as of which made; or

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      (xvii) SFSC fails to perform or observe any
                agreement contained in the Assumption Agreement;
                or

                      (xviii) the Company shall at any time cease
                to own all of the Voting Stock of SFSC;

                      (xix)  the Assumption Agreement or any
                provision of the Assumption Agreement shall at any time for any reason cease to be valid and binding on SFSC or shall be declared to be illegal or null and void, or the validity or enforceability thereof shall be contested by any Person, or shall be terminated, rejected or disaffirmed by SFSC, or a proceeding shall be commenced by any governmental agency or authority or other Person seeking to establish the invalidity or enforceability thereof, or SFSC shall deny that it has any or further liability or obligation under the Assumption Agreement; or

                      (xx)  Harris Trust and Savings Bank fails to
                perform or observe any agreement contained in the Letter of Instructions or any representation or warranty made to the Collateral Agent by Harris Trust and Savings Bank in the Letter of Instructions shall be false in any respect on the date as of which made or deemed made.

    then (a) if such event is an Event of Default specified in clause
    (ix), (x) or (xi) of this paragraph 7A with respect to the Company or SFSC, all of the Notes at the time outstanding shall automati-cally become immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Obligors,
    (b) if such event is an Event of Default specified in clause (i) or clause (ii) of this paragraph 7A, any holder of a Note may at any time such Event of Default is continuing, at its option, by notice in writing to the Company, declare all of the Notes owned by such holder to be, and all such Notes shall thereupon be and become,

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    forthwith due and payable together with interest accrued thereon and together with the Yield-Maintenance Premium, if any, with respect to each such Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Obligors, and (c) if such event is an Event of Default other than an Event of Default specified in clause (ix), (x) or (xi) of this paragraph 7A with respect to the Company or SFSC, the holder or holders of 40% or more of the aggregate principal amount of the Notes then outstanding may at its or their option, by notice in writing to the Obligors, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Premium, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligors.

                7B.   Annulment of Acceleration.  If a declaration is
    made pursuant to clause (c) of paragraph 7A, then and in every such case, the holder or holders of 70% or more of the aggregate principal amount of the Notes then outstanding, may, by written instrument filed with the Obligors, rescind and annul such declara-tion, and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

                      (1) no judgment or decree has been entered for the payment of any monies due under the Notes or this Note Agreement; and

                      (2) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Note Agreement (except any principal or interest on the Notes which has become due and payable by reason of such declaration under paragraph 7A) shall have been duly paid;

    and provided, further that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right resulting therefrom.

          7C.   Other Remedies.  If any Event of Default or Default

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

                8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants:

                8A.   Organization, Etc.

                8A(1).      Due Organization.  The Company is a
    corporation duly organized and existing in good standing under the laws of the state of its incorporation. The Company has no Subsid-iaries other than the Subsidiaries identified (by name and jurisdic-tion of organization) on Schedule 8A(1) attached hereto. Each of the Subsidiaries identified on Schedule 8A(1) is duly organized and in good standing under the laws of the jurisdiction of its organiza-tion. Each of the Company and each of the Company's Subsidiaries is duly qualified and authorized to transact business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it or the ownership of its properties or assets makes such qualification necessary, except where the failure to be in good standing or to be so qualified or authorized would not have a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    of the Company and its Subsidiaries, taken as a whole, the ability of the Obligors to repay the Notes or perform their other respective obligations under this Agreement or any other Transaction Document or in order to make the Assigned Contracts the legal, binding and valid obligation of the Customers, enforceable against the Customers in accordance with the terms.

                8A(2).      Power and Authority.  The Company and each
    Subsidiary of the Company has all requisite corporate power to conduct its business as currently conducted and as currently proposed to be conducted. The Company has all requisite corporate power to execute, deliver and perform its obligations under each of the Transaction Documents. The execution, delivery and performance by the Company of each of the Transaction Documents have been duly authorized by all requisite corporate action on the part of the Company. The Company has duly executed and delivered each of the Transaction Documents, and each of the Transaction Documents consti-tutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                8A(3).      Title to Collateral; Security Interest in
    Collateral. The Company or SFSC, as applicable, has good title to all of the Collateral, including without limitation all of the Contracts set forth on the Contract Schedule, subject to no Liens other than the Liens in favor of the Collateral Agent created under the Security Agreement, other than as described in the Purchase and Sale Agreement none of such Contracts is with a Customer subject to bankruptcy proceedings (within the meaning of the last sentence of paragraph 6H hereof) and none of such Contracts relates to Identified Equipment which constitutes New Generation Equipment. At the time of the delivery of each Collateral Certificate pursuant to
    Section 3.3 of the Security Agreement to the Collateral Agent with respect to any other Contract, the Company or SFSC, as applicable, will have good title to such Contract and to the Identified Equipment relating thereto subject to no Liens other than the Lien in favor of the Collateral Agent created under the Security Agreement, such Contract will not be with a Customer subject to bankruptcy proceedings (within the meaning of the last sentence of paragraph 6H hereof) and such Contract will not relate to Identified Equipment which constitutes New Generation Equipment. The Security

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Agreement creates a legal, valid, perfected and first priority security interest in favor of the Collateral Agent, for the benefit of the holders of the Notes, in the Collateral.

                8B.   Financial Statements.  The most recent financial
    statements furnished by the Company to you are an unaudited consoli-dated balance sheet of the Company and its Subsidiaries as of April 1, 1994 and consolidated statements of income and cash flows of the Company and its Subsidiaries for the three month period ended on such date, prepared by the Company and all as reported on the Company's Quarterly Report on Form 10-Q delivered to you for the fiscal quarter ended on such date. The balance sheet fairly presents the condition of the Company and its Subsidiaries as at the date thereof, and the statements of income and statements of cash flows fairly present the results of the operations and cash flows of the Company and its Subsidiaries for the periods indicated. Since December 31, 1993, there has been no material adverse change in or to the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes or perform their other respective obligations under this Agreement or any other Transaction Document.

                8C.   Actions Pending.  Except as described on Schedule
    8C hereto, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or any Customer, or any properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which the Company reasonably expects might have a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with the terms or the ability of any Customer to perform the obligations under any Assigned Contract in accordance with its terms.

                8D.   Outstanding Debt.  The Company and its

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Subsidiaries do not have outstanding any Debt except as permitted by paragraph 6C(2). There exists no default (nor any event which with the passage of time, the giving of notice or both would constitute a default) and, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, there will exist no default (or event which with the passage of time, the giving of notice or both would constitute a default) under the provisions of any instrument evidencing such Debt or of any agreement relating thereto.

                8E.   Title to Properties.  The Company and each Subsid-
    iary of the Company has good and indefeasible title to its respective real properties (other than properties as to which it is a lessee) and good title to all of its other respective properties and assets. All leases necessary in any material respect for the conduct of the Company's business are valid and subsisting and are in full force and effect.

                8F.   Taxes.      The Company and each of its Subsid-
    iaries has filed all federal, state and other income tax returns which are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles consistently applied.

                8G.   Conflicting Agreements and Other Matters.  Neither
    the Company nor any Subsidiary of the Company is a party to any contract or agreement or subject to any charter or other corporate restriction which might, individually or in the aggregate, have a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms. Neither the execution nor delivery of this Agreement or the other Transaction Documents, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    and thereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (other than the security interest in the Collateral in favor of the Collateral Agent pursuant to the Security Agreement) upon any of the properties or assets of the Company or any Subsidiary of the Company pursuant to, the charter or by-laws of the Company or any such Subsidiary, any award of any arbitrator or any agreement (including any Assigned Contract and agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any such Subsidiary is subject.

                8H.   Offering of Notes.  Neither the Company nor any
    agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security for sale to, or solicited any offers to buy the Notes or any similar security from, or otherwise approached or negotiated with respect thereto with, any Person other than accredited investors, as defined in Regulation D under the Securities Act, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

                8I.   Regulation G, Etc.  Neither the Company nor any
    Subsidiary of the Company owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part
    207) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). The proceeds of sale of the Notes have been used for working capital purposes, for making certain capital expenditures and for other general corporate purposes. None of such proceeds have been used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect.

                8J.   Investment Company Status; Holding Company Status.
    Neither the Company nor any Subsidiary of the Company is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") or an "investment adviser" within the meaning of the Investment Advisors Act of 1940, as amended or (b) a "holding company," or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" or a "public utility," within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended.

                8K.   Section 144A.  The Notes are not of the same class
    as securities, if any, of the Company listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, or quoted in a U.S. automated inter-dealer quotation system.

                8L.   Compliance with Laws.

                      (a) The Company and each Subsidiary of the Company is in compliance in all respects with all applicable laws and regulations, including, without limitation, those relating to equal employment opportunity, employee safety and consumer protection, except where the failure to do so could not, whether considered individually or in the aggregate, result in a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms.

                      (b)   Without limiting the foregoing clause (a),

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    the Company and each Subsidiary of the Company and the plants and sites of each, have complied in all material respects with all federal, state, local and regional statutes, ordinances, orders, judgments, rulings, regulations, and all permits, authorizations and approvals issued by any governmental body, relating to quality criteria and standards for air, ground water, surface water and land, or otherwise relating to matters of pollution or of environ-mental regulation or control except, where such failure to comply could not, whether considered individually or in the aggregate, result in a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms. Neither the Company nor any Subsidiary of the Company has received notice of or has actual knowledge of any actual or claimed or asserted failure so to comply, except where such failure to comply could not, whether considered individually or in the aggregate, result in a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms. Neither the Company nor any Subsidiary of the Company during their respective periods of use, ownership, occupancy or operation have treated, stored, managed, generated, recycled, released or disposed of, any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used or defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act and the Clean Water Act, each as amended from time to time (collectively, "Hazardous Substances") or any other wastes, substances, materials or pollutants, in violation of or in a manner (including any off-site disposal) which could result in liability under such statutes or any regulations promulgated pursuant thereto or any other applicable law, except where such non-compliance or liability could not, whether considered

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    individually or in the aggregate, result in a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms. No Person has treated, stored (other than for periods of less than 90 days in compliance with the exemption for storing such Hazardous Substances under the Resource Conservation and Recovery Act), managed, generated, recycled, released or disposed of any Hazardous Substances on any property now or previously owned or leased by the Company or each Subsidiary of the Company. The Company and each Subsidiary of the Company have from every governmental body, including the United States Environmental Protection Agency, all approvals, consents, licenses, permits, authorizations and orders necessary to carry on their respective business as currently conducted except where any such failure could not, whether considered individually or in the aggregate, result in a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms.

                8M.   ERISA.  No accumulated funding deficiency (as
    defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any plan (other than a multiemployer plan). No liability to the Pension Benefit Guaranty Corporation has been or is expected by the Company to be incurred with respect to any plan (other than a multiemployer plan) by the Company or any Subsidiary of the Company which might have a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms. Neither the Company nor any Subsidiary of the Company has incurred or presently expects

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    to incur any withdrawal liability under Title IV of ERISA with respect to any multiemployer plan which might have a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms. The execution and delivery of this Agreement and the other Transaction Documents and the issuance and sale of the Notes will not involve any transaction which is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of your representation in paragraph 9 as to the source of the funds to be used to pay the purchase price of the Notes to be purchased by you. For the purpose of this paragraph 8N, the term "Code" shall mean the Internal Revenue Code of 1986, as amended; the term "plan" shall mean an "employee pension benefit plan" (as defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company is under common control, as described in section 414(b) or (c) of the Code; and the term "multiemployer plan" shall mean any plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                8N.   Governmental Consent.  Other than the filing of
    financing statements in the office of the Secretary of State of Colorado and in the jurisdictions listed in the (i) Equipment Certificate naming the Company as debtor and the Collateral Agent as secured party and (ii) SFSC Equipment Certificate naming SFSC as debtor and the Collateral Agent as secured party, neither the nature of the business conducted by the Company or any Subsidiary of the Company, nor any of their respective properties, nor any relation-ship between the Company or any such Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale of the Notes or the execution, delivery and performance of the Transaction Documents is such as to require any authorization, consent, approval, exemption or other action by or

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Agreement or any other Transaction Document, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or thereof.

                8O.   Disclosure.  Neither this Agreement nor any other
    document, certificate or statement furnished to you by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company or any Subsid-iary of the Company which might have a material adverse effect on the property, assets, business, condition (financial or otherwise) or operations of the Company and its Subsidiaries, taken as a whole, or the ability of the Obligors to repay the Notes, perform their other respective obligations under this Agreement or any other Transaction Document or enforce any Assigned Contract in accordance with its terms and which has not been set forth in this Agreement. The copies of the Contracts set forth on the Contract Schedule and furnished to you and your representatives are true and complete copies of such Contracts as in effect on the date hereof, include all amendments, modifications and supplements thereto, and are the only originally executed counterparts of such Contract (other than those owned by the Customer). Any copy of a Contract which may hereafter be identified in a Collateral Certificate to the Collateral Agent pursuant to Section 3.3 of the Security Agreement will be a true and complete copy of such Contract as in effect on the date of delivery, including all amendments, modification and supplements thereof, and will be the only originally executed counterpart of such Contract (other than those owned by the Customer). All information provided in the Contract Schedule is, and all information in each Collateral Certificate when delivered to the Collateral Agent will be, true and complete in all respects.

                8P.   Certain Additional Representations.  As to each
    Contract listed in the Contract Schedule and in any Collateral Certificate hereafter delivered to the Collateral Agent pursuant to
    Section 3.3 of the Security Agreement:

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      (1)   Such Contract constitutes an Eligible
          Contract;

                      (2)   Such Contract complies in all material
                respects with all applicable laws and rules and regula-tions promulgated thereunder;

                      (3)   Such Contract is the legal, valid and
                binding obligation of the Customer and is enforceable against such Customer in accordance with its terms;

                      (4) There is no default, breach, violation or event permitting acceleration existing under such Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract exists, and neither the Company nor SFSC has waived any such default, breach, violation or event permitting acceleration;

                      (5) No procedures adverse to the interests of the holders of the Notes have been employed by the Company or SFSC in selecting such Contract from all other contracts of the Company for inclusion in the Collateral;

                      (6) There is only one original of such Contract and such original is in the possession of the Company or SFSC, as custodian on behalf of the Collateral Agent;

                      (7) Each item of Identified Equipment relating to any contract listed in the (i) ST Contract Schedule is located in one of the jurisdictions identified in the ST Equipment Certificate and (ii) SFSC Contract Schedule is located in one of the jurisdictions identified in the SFSC Equipment Certificate; and

                      (8) The Collateral Agent has a valid, perfected first priority security interest in each such Contact pursuant to the Security Agreement.

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                9. REPRESENTATIONS OF THE PURCHASERS. You represent, and in making this sale to you it is specifically understood and agreed, that you are not acquiring the Notes to be purchased by you hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of your property shall at all times be and remain within your control. You also represent that no part of the funds being used by you to pay the purchase price of the Notes being purchased by you hereunder constitutes assets allocated to any separate account maintained by you. For the purpose of this paragraph 9, the term "separate account" shall have the respective meanings specified in section 3 of ERISA.

                10. DEFINITIONS. For the purpose of this Agreement, the following terms shall have the meanings specified with respect thereto below:

                10A.  Yield-Maintenance Terms.

                      "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4A or paragraph 4C or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

                      "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a semi-annual basis) equal to (i) 0.5% plus (ii) the Reinvestment Yield with respect to such Called Principal.

                      "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, the yield to maturity implied by
    (i) the yields reported, as of 10:00 A.M. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant /Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

                      "Remaining Life" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled maturity date of the Notes.

                      "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

                      "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called
    Principal is to be prepaid pursuant to paragraph 4A or paragraph 4C or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

                      "Yield-Maintenance Premium" shall mean, with respect to any Note, a premium equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    such Called Principal. The Yield-Maintenance Premium shall in no event be less than zero.

                10B.  Other Terms.

                      "Accounting Period" shall mean a fiscal month of the Company consisting of either a four-week or five-week period ending on the Friday which is closest to the last Friday of the calendar month.
                      "Applicable Amount" shall mean on any date of determination an amount equal to (i) 110% of the outstanding principal amount of the Notes as of such date minus (ii) subject to paragraph 5Q hereof, the Value of all Investments as of such date.

                      "Affiliate" shall mean with respect to any Person, any other Person who is directly or indirectly controlling, controlled by, or under direct or indirect common control with, such first mentioned Person, except a wholly-owned Subsidiary of such first mentioned Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                      "Assigned Contract" shall mean, at any time, any Contract arising from a bona fide transaction in the ordinary course of the Company's or SFSC's business, which has not been released by the Collateral Agent pursuant to Section 3.1 of the Security Agreement, and with respect to which the requirements of Sections 3.3(a)(i) through 3.3(a)(vii) of the Security Agreement have been satisfied.

                      "Assumption Agreement" shall mean the Assumption Agreement, dated as of April 2, 1994, executed by SFSC for the benefit of the holders of the Notes and the Company.

                      "Bankruptcy Law" shall have the meaning set forth for such term in paragraph 7A(viii).

                      "Blue Sky law" shall mean any state statute (the

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    rules and regulations promulgated thereunder and the common law relating thereto) relating to the regulation and supervision of securities offerings, sales and distributions and matters relating thereto.

                      "Bill of Sale" shall mean that certain Assignment and Bill of Sale dated as of April 2, 1994, executed by the Company pursuant to the Purchase and Sale Agreement.

                      "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                      "Capitalized Lease Obligation" shall mean any rental obligation which, under generally accepted accounting principles, is or will be required to be capitalized on the books of the Company or any Subsidiary of the Company, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

                      "Cash Release Certificate" shall have the meaning set forth for such term in the Security Agreement.

                      "Change in Control" shall mean the occurrence of either of the following events: (i) during any period of 24 consecutive calendar months (a) individuals who were directors of the Company on the first day of such period and (b) other individu-als whose election or nomination to the Board of Directors of the Company was approved by at least a majority of the individuals referred to in clause (a) above and (c) other individuals whose election or nomination to the Board of Directors of the Company was approved by at least a majority of the individuals referred to in clauses (a) and (b) above shall no longer constitute a majority of the Board of Directors of the Company; or (ii) any Person or any Group, together with any Affiliates or Subsidiaries thereof, other than the trust for the employee stock ownership plan of the Company, shall beneficially own (as defined in Rule 13D-3 of the Exchange
    Act) at least 40% of the outstanding Voting Stock of the Company.

                      "Closing" shall have the meaning set forth for

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    such term in paragraph 2 hereof.

                      "Collateral" shall have the meaning set forth for such term in the Security Agreement.

                      "Collateral Agent" shall have the meaning set forth for such term in the Security Agreement.

                      "Collateral Certificate" shall have the meaning set forth for such term in the Security Agreement.

                      "Collateral Documents" shall mean the Security Agreement and the Segregation Account Agreement, each as amended, restated, modified or supplemented in accordance with its terms.

                      "Collateral Report" shall have the meaning set forth for such term in paragraph 5A(7) hereof.

                      "Company" shall have the meaning set forth for such term in the introductory paragraph hereof.

                      "Consolidated Debt" shall mean all Debt of the Company and its Consolidated Subsidiaries determined on a consoli-dated basis.

                      "Consolidated Net Income" shall mean the consoli-dated net income of the Company before extraordinary items, as determined in accordance with generally accepted accounting principles consistently applied.

                      "Consolidated Non-Recourse Debt" shall mean Debt of the Company and its Consolidated Subsidiaries determined on a consolidated basis which (i) is collateralized by the grant by the Company or such Consolidated Subsidiary, respectively, of a security interest in certain specific property of the Company or such Consolidated Subsidiary, respectively, and (ii) for which recourse for non-payment of any such Debt is limited solely to recourse to such specific property and not to any other assets of the Company or such Consolidated Subsidiary, respectively; provided, however, that if the Company or such Consolidated Subsidiary shall enter into a

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    lease financing transaction (a "Lease Financing Transaction") whereby it incurs Debt and grants to the lender thereof a perfected first priority security interest in collateral consisting of certain of its leases ("Recourse Collateral"), and the lender's recourse against the Company or such Consolidated Subsidiary in connection with such Debt is limited to the Recourse Collateral except insofar as the Company or such Consolidated Subsidiary has guarantied payment or performance of a portion of such Debt (or payment of rental payments constituting part of the Recourse Collateral), that portion of such Debt which is not so guarantied shall constitute Consolidated Non-Recourse Debt; provided, further, that Debt incurred by the Company or such Consolidated Subsidiary under a Lease Financing Transaction shall not be excluded from Consolidated Non-Recourse Debt solely because recourse thereunder may be to assets other than the Recourse Collateral as a result of non-performance by the Company or such Consolidated Subsidiary of its obligation (a "Lease Obligation") to remit monthly lease payments from lessees, or, upon early termination or modification by the Company of a lease constituting part of the Recourse Collateral, to substitute collateral or to make prepayments in lieu of substitution of collateral, in each case to the extent expressly required pursuant to the instrument evidencing such Lease Financing Transaction provided such instrument was entered into in the ordinary course of business of the Company or such Consolidated Subsidiary, except (a) in any event, neither the Company nor such Consolidated Subsidiary shall have personal liability arising solely from the failure of any lease customer to pay any amounts due under any lease constituting part of the Recourse Collateral or otherwise and (b) if, at any time, a claim is asserted against the Company for failure to perform a Lease Obligation, such Debt shall, upon and after such time, no longer constitute Non-Recourse Debt to the extent of the amount of such claim.

                      "Consolidated Subsidiary" shall mean, as to any Person, (i) any corporation 51% or more of the total combined voting power of all classes of Voting Stock of which or (ii) any trust 51% of the beneficial ownership of which, shall, at the time as of which any determination is being made, be owned by such Person either directly or through other Consolidated Subsidiaries; provided that a trust shall be a Consolidated Subsidiary hereunder only if such

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    trust is consolidated with such Person for financial reporting purposes under generally accepted accounting principles consistently applied.

                      "Contingent Obligation" shall mean (without duplication) any:

                      (i)   guarantee, endorsement (other than
                endorsement of negotiable instruments for collection in the ordinary course of business) and other contingent liability (whether direct or indirect) in connection with the obligations, stock or dividends of any Person,

                      (ii) obligation under any contract providing for the making of loans, advances or capital contributions to any Person, or for the purchase of any property from any Person, in each case in order to enable such Person primarily to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses,

                      (iii) obligation under any contract to rent or
                lease (as lessee) any real or personal property if such contract (or related document) provides that the obliga-tion to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor,

                      (iv) obligation under any other contract for the sale or use of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services, or the use thereof, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be owed to any Person,

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      (v)   obligations under any contract for the
                purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment (excluding customary contract cancellation changes) for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered,

                      (vi) any obligation of a Person which does not constitute Debt of such Person and which is secured by a Lien on property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed by such Person,

                      (vii) obligation with respect to any undrawn
                letters of credit or unpaid bankers' guarantees or similar items, and

                      (viii) obligation under any other contract which,
                in economic effect, is substantially equivalent to a guarantee; all as determined in accordance with generally accepted accounting principles consistently applied;

    provided, however, that , in order to avoid simultaneously treating an obligation described in the following clauses (a) through (c) as both Debt and a Contingent Obligation, the term "Contingent Obligation" shall not include (a) any guarantee by the Company of Debt of any Subsidiary of the Company if such Debt was permitted to be incurred by such Subsidiary under the terms of paragraph 6C(2),
    (b) any guarantee by a Subsidiary of the Company of Debt of the Company or another Subsidiary of the Company if such Debt was permitted to be incurred by the Company or such Subsidiary (as the case may be) under the terms of paragraph 6C(2), or (c) any guarantee by the Company or any Subsidiary of the Company of its own Debt if such Debt was permitted to be incurred by the Company or such Subsidiary (as the case may be) under the terms of paragraph 6C(2).

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      "Contract" shall have the meaning set forth for such term in the Security Agreement.

                      "Contract Present Value" shall mean, at any time with respect to any Assigned Contract, the amount obtained by discounting all then Remaining Net Firm Term Payments with respect to such Assigned Contract from their respective scheduled due dates to such time in accordance with accepted financial practice and at a discount rate (applied on a monthly basis) equal to 9.53% per annum.

                      "Contract Schedule" shall mean the ST Contract Schedule and the SFSC Contract Schedule, taken as a whole.

                      "Convertible Subordinated Debt" shall mean and the indebtedness evidenced by the 8% Convertible Debentures issued under the Convertible Subordinated Debt Indenture, in each case as in effect on the date hereof.

                      "Convertible Subordinated Debt Indenture" shall mean that certain Indenture dated as of May 31, 1990 between the Company Manufacturers Hanover Trust Company of California, as
    Trustee, as in effect on the date hereof.

                      "Credit Quality" shall mean as to any Customer the credit worthiness of such Customer as reasonably determined by the Company in good faith based on the standards used by nationally recognized credit rating agencies, by the payment history of such lessee or purchaser with respect to its prior payment obligations to the Company or any of its Subsidiaries, and any other reasonable method for determining the credit worthiness of such Customer.

                      "Current Assets" shall mean, as at any date, the current assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied.

                      "Current Liabilities" shall mean, as at any date, the current liabilities of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied; provided,

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    however, that Current Liabilities shall not include (i) the principal amount due upon the stated maturity of the Notes and (ii) any borrowings by the Company under any revolving credit agreement to which it is a party if the remaining period during which the Company may obtain or has obtained borrowings under such revolving credit agreement exceeds one year.

                      "Customer" shall mean, with respect to any Contract, the lessee or purchaser of the Identified Equipment of such Contract and such lessee's or purchaser's successors and assigns.

                      "Date of closing" shall have the meaning set forth for such term in paragraph 2 hereof.

                      "Debt" shall mean and include without duplication the following:

                      (i) any obligation for borrowed money regardless of its term (and any notes payable and drafts accepted representing extensions of credit whether or not repre-senting obligations for borrowed money) or for the deferred purchase price (excluding any deferred purchase price that constitutes a trade account payable incurred in the ordinary course) of property or services,

                      (ii) any obligation evidenced by any bond, note, debenture, convertible debenture or other similar instrument,

                      (iii) any obligation created or arising under any
                conditional sale or other title retention agreement,

                      (iv) any sale (other than a transaction which is recorded as a true sale in accordance with generally accepted accounting practices consistently applied), assignment or transfer with or without recourse, at discount or for less than face value of any notes receivable, accounts receivable, lease receivable, lease, installment sale agreement or similar contract

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                rights, and

                      (v) any other obligation which under generally accepted accounting principles is shown on the balance sheet as debt (including Capitalized Lease Obligations);

    all as determined in accordance with generally accepted accounting principles consistently applied; provided, however, that in no event shall sales by the Company or its Subsidiaries of securities issued by the United States government or the agency thereof subject to a repurchase agreement with a term of not more than 30 days constitute Debt for purposes of this Agreement.

                      "Department Director" shall mean the employee or employees of the Company with the title of Director in any of the Treasury Departments or Accounting Departments of the Company or SFSC.

                      "Eligible Contracts" shall mean, at any time, any Assigned Contract in which the Collateral Agent then has a perfected, first priority security interest; provided, however, that any Assigned Contract shall not constitute an Eligible Contract if
    (i) any payment due to the Company or SFSC thereunder is unpaid at such time for more than 90 days after the date such payment was due,
    (ii) the Identified Equipment constitutes New Generation Equipment,
    (iii) the Customer under such Assigned Contract is an Affiliate or a Subsidiary of the Company or SFSC or any officer, director or employee of the Company or SFSC or an Affiliate or a Subsidiary of the Company or SFSC, (iv) the Customer under such Assigned Contract is not a resident of the United States of America, (v) the Identified Equipment related to such Assigned Contract has not been shipped to or accepted by the Customer, or for any other reason the Customer is not then obligated to make payments of rent or installments of purchase price pursuant to the terms of such Assigned Contract (vi) the Customer under such Assigned Contract is located in New Jersey, Minnesota or any other state denying creditors access to its courts in the absence of a Notice of Business Activities Report or similar filing, unless a current Notice of Business Activities or similar filing has been made with the applicable state agency (and a copy provided to the Collateral

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Agent) or unless an exemption from such requirement exists and a legal opinion to such effect in form and substance acceptable to the Required Holders has been delivered to each holder of the Notes,
    (vii) the payments to be made to the Company or SFSC under such Assigned Contract are or may reasonably be expected to become subject to any defense, claims, dispute or right of setoff by the Customer, or any such defense, claims, dispute or right of setoff has been asserted, or the obligation of the Customer to make such payments is not a legal, valid or binding obligation of such Customer, (viii) such Assigned Contract is terminable or otherwise cancelable by its terms upon any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation or any similar occurrence of or by the Company or SFSC or any of their Subsidiaries, (ix) the Identified Equipment of such Assigned Contract has been lost, destroyed or significantly damaged or is possessed by a Person other than the Customer of such Assigned Contract unless such Assigned Contract remains in full force and effect and the Customer continues to be legally obligated to make all payments thereunder, (x) the Assigned Contract has been or should have been charged off in conformity with the Company's standard credit and collection practices and policies or which otherwise does not satisfy all of the credit collection policies of the Company, (xi) any notice required to be given to the Customer thereof by the terms thereof with respect to any assignment or grant of a security interest by the Company or SFSC of any of its rights therein to the Collateral Agent, or any assignment by the Company of any of its interest therein to SFSC, shall not have been given or any consent required to be obtained from such Customer with respect to any such assignment or grant shall not have been duly obtained or (xii) the Assigned Contract contains any provision that the Required Holders have notified the Company or SFSC is materially adverse to the interests of such Required Holders. For the purposes of the definition of "Eligible Contract", any unpaid payment shall not be considered unpaid for more than 90 days to the extent the Company or SFSC has made a billing correction, consistent with the Company's current practices and in good faith and with no intention to impair the Collateral, resulting in the Customer being re-invoiced by the Company or SFSC for a corrected amount; provided, however, that the Obligors shall take such steps as are reasonably necessary to ensure that its re-billing practices are not manipu-

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    lated by its Customers or otherwise for the purpose of extending invoice payment terms.

                      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                      "Equipment Certificate" shall mean the ST
    Equipment Certificate and the SFSC Equipment Certificate, taken as a whole.

                      "Event of Default" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

                      "Exchange Act" shall mean the Exchange Act of 1934, as amended.

                      "Firm Termination Date" shall mean, at any time with respect to the Identified Equipment under any Assigned Contract, the then earliest date prior to which termination of such Assigned Contract with respect to such Identified Equipment by the Customer thereunder would result in a default or payment of penalties by such Customer under such Assigned Contract as then in effect. Provisions in such Assigned Contract allowing the Customer to optionally purchase the Identified Equipment, upgrade or add features, providing for rights of termination based upon failure to perform or, as to Customers that are governmental entities, based upon failure of such governmental entity to obtain requisite appropriations or providing for automatic renewal shall not, until such provisions are exercised and become effective, be considered in determining the Firm Termination Date.

                      "Group" shall mean any group of Persons
    constituting a "group" for purposes of Section 13(d) of the Exchange
    Act.

                      "Identified Equipment" shall have the meaning set

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    forth for such term in the Security Agreement.

                      "Industry Group" shall mean each industry group identified on Schedule 10B hereto.

                      "Interest Payment Date" shall mean any day on which interest on the Notes is due and payable pursuant to the terms of this Agreement.

                      "Investments" on any date of determination shall mean all investments, securities and other property described in
    Schedule 5.3 to the Security Agreement that are in the Investment Account and for which a confirmation has been delivered by Harris Trust and Savings Bank to the Collateral Agent in accordance with the Letter of Instructions.

                      "Investment Account" shall have the meaning set forth for such term in the Security Agreement.

                      "Investment Grade" shall mean with respect to the long term unsecured indebtedness of any Person a rating of at least BBB- (or the existing equivalent) by Standard & Poor's Corporation (or its successor) or Baa3 (or the existing equivalent) by Moody's Investor Service, Inc. (or its successor).

                      "Lease Terms" shall mean, as to any lease or installment sale agreement, the material terms of such lease or installment sale agreement including, without limitation, the length of maturity of such lease or agreement, the original date thereof, the aggregate amount of remaining rental or installment payments required to be made thereunder, the types of termination provisions in such lease or installment sale agreement, and provisions intended to be for the benefit of any assignee of such lease or installment sale agreement or for a party having a security interest therein (such as provisions described in paragraph 5D(2)).

                      "Letter of Instructions" shall mean collectively the Letter of Instructions and Investment Management Agreement dated as of June 28, 1994 executed by Harris Trust and Savings Bank and SFSC and acknowledged by the Collateral Agent and the Letter

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Instructions attached thereto as Addendum A and the Letter of Instructions executed by the Collateral Agent and accepted by Harris Trust and Savings Bank relating to the Investment Account.

                      "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

                      "New Generation Equipment" shall mean, as to any Identified Equipment at any time, equipment which (a) has been assigned, or consistent with the Company's past practices should have been assigned, within the prior six months from such time a family code prefix (evidenced by the first three digits of the Company's serial number of an item of equipment) by the Company not previously assigned to any equipment or otherwise used, or (b) is of a type that the Company has not then shipped at least 130 units thereof to unaffiliated third party customers or that unaffiliated third party customers have not then accepted at least 130 units of such equipment.

                      "Normal Course Repurchase Agreement" means an agreement between the Company and any officer, director, employee or consultant of the Company or its Subsidiaries entered into in the ordinary course of the Company's business wherein the Company is obligated or has the option to repurchase from such officer, director, employee or consultant shares of common stock ($.10 par value) of the Company upon such person's termination of employment or services with the Company or such Subsidiary.

                      "Obligors" shall mean, collectively, the Company and SFSC and "Obligor" shall mean either the Company or SFSC.

                      "Officer's Certificate" shall mean a certificate signed in the name of the Company or SFSC by its President, one of its Vice Presidents, its Treasurer, one of its Assistant Treasurers, its Controller or a Department Director.

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      "Operating Agreement" shall mean the Operating Agreement dated as of April 2, 1994 between the Company and SFSC, as amended from time to time as permitted hereunder.

                      "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorpo-rated organization and a government or any department or agency thereof.

                      "Product Line" shall mean a group of products sold by the Company which would be reported as a class of similar products under the provisions of Item 101(c)(1)(i) of Regulation S-K under the Securities Act of 1933, as such Item is presently in effect. As of the date of this Agreement, the Product Lines of the Company are Serial Access Subsystems, Random Access Subsystems and Printer Subsystems.

                      "Purchase and Sale Agreement" shall mean the Purchase and Sale Agreement dated as of April 2, 1994, between the Company and SFSC.

                      "Redeemable Preferred Stock" shall mean any of the Company's preferred stock which is unconditionally subject to mandatory redemption by the Company upon a scheduled date or dates.

                      "Remaining Net Firm Term Payments" shall mean, at any time with respect to any Assigned Contract, all periodic installment payments of rent or purchase price with respect to the Identified Equipment covered by such Assigned Contract that will be due on or after such time and on or prior to the Firm Termination Date pursuant to the terms of such Assigned Contract as then in effect. With respect to such Identified Equipment, Remaining Net Firm Term Payments shall in no event include any payments for software, service, maintenance, insurance, freight, taxes or installation changes which may be due under any Assigned Contract.

                      "Required Holder(s)" shall mean the holder or holders of at least 66-2/3% of the aggregate principal amount of the Notes from time to time outstanding.

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      "Restricted Investment" shall have the meaning set forth for such term in paragraph 6C(4).

                      "Restricted Payments" shall have the meaning set forth for such term in paragraph 6B.

                      "Revolving Loan Agreement" shall mean that certain Multicurrency Credit Agreement dated as of March 31, 1993 among the Company, Bank of America, National Trust and Savings Association and certain other parties.

                      "Securities Act" shall mean the Securities Act of 1933, as amended.

                      "Security Agreement" shall mean the Amended and Restated Security Agreement dated as of April 2, 1994 among the Company, SFSC and the Collateral Agent, as amended from time to time in accordance with its terms.

                      "Segregation Account" shall have the meaning set forth for such term in paragraph 3J.

                      "Segregation Accounts" shall mean the ST
    Segregation Account and the SFSC Segregation Account.

                      "Segregation Account Agreement" shall mean the agreement in substantially the form of Exhibit C hereto among the Company, SFSC, the Segregation Account Bank and the Collateral Agent, as amended from time to time in accordance with its terms.

                      "Segregation Account Bank" shall have the meaning set forth for such term in paragraph 3J.

                      "Senior Recourse Debt" shall mean all Consolidated Debt excluding Subordinated Debt and any Consolidated Non-Recourse Debt.

                      "SFSC" shall mean StorageTek Financial Services Corporation, a Delaware corporation.

                                                    Schedule 1.9 to
                                                    Amendment No. 2

                      "SFSC Collateral" shall have the meaning set forth for such term in the Security Agreement.

                      "SFSC Contract Schedule" shall have the meaning set forth for such term in the Security Agreement.

                      "SFSC Equipment Certificate" shall have the meaning set forth for such term in Section 2.14 of Amendment No. 2 to this Agreement, dated as of April 2, 1994.

                      "SFSC Segregation Account" shall mean the demand deposit account established on behalf of SFSC at a financial institution acceptable to the Required Holders pursuant to the Segregation Account Agreement.

                      "Significant Holder" shall mean (i) you or any of your Affiliates, so long as you or such Affiliate shall hold (or be committed under this Agreement to purchase) any Note, or (ii) any other holder of at least 5% of the aggregate principal amount of the Notes from time to time outstanding.

                      "ST Contract Schedule" shall have the meaning set forth for such term in the Security Agreement.

                      "ST Equipment Certificate" shall have the meaning set forth for such term in Section 2.14 of Amendment No. 2 to this Agreement, dated as of April 2, 1994.

                      "ST Segregation Account" shall mean the demand deposit account established on behalf of the Company at a financial institution acceptable to the Required Holders pursuant to the Segregation Account Agreement.

                      "Stockholder Rights Plan" shall mean that certain Rights Agreement, effective as of August 20, 1990, between the Company First Fidelity Bank, National Association, New Jersey, as in effect on the date hereof.

                      "Subordinated Debt" shall mean the Convertible Subordinated Debt and other Debt which is expressly and validly

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    subordinated to the Notes and the Company's other obligations arising in connection with this Agreement upon terms and conditions approved in writing by the Required Holders.

                      "Subsidiary" shall mean, as to any Person, (i) any corporation 100% of the total combined voting power of all classes of Voting Stock of which or (ii) any trust 100% of the beneficial interest of which, shall, at the time as of which any determination is being made, be owned by such Person either directly or through Subsidiaries; provided that a trust shall be a Subsidiary hereunder only if such trust is consolidated with such Person for financial reporting purposes under generally accepted accounting principles consistently applied.

                      "Substantial Part" shall mean with respect to any Person at any time when used with respect to assets, more than 10% of the consolidated assets of such Person at such time.

                      "Support Agreement" shall mean the Support
    Agreement dated as of April 2, 1994 between the Company and SFSC, as amended from time to time as permitted hereunder.

                      "Tangible Net Worth" shall mean, as of the time of any determination thereof, consolidated stockholders' equity of the Company and the Subsidiaries less (a) consolidated Intangible Assets and (b) the aggregate amount payable by the Company upon the mandatory redemption of any outstanding Redeemable Preferred Stock, all determined as of such date in accordance with generally accepted accounting principles consistently applied. For purposes of this definition the term "Intangible Assets" shall mean (i) all write-ups in the book value of any asset owned by the Company or any of its Subsidiaries (except write-ups of financial instruments if required by generally accepted accounting principles consistently applied),
    (ii) all investments by the Company (whether by means of share purchase, capital contribution, loan, time deposit or otherwise) in unconsolidated subsidiaries of the Company, other than investments permitted by paragraph 6C(4)(v), (iii) all unamortized original issue discount and (iv) all unamortized debt expense, goodwill, patents, trademarks, service marks, trade names, copyrights, organization and development expense and other intangible assets of

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    the Company and its Subsidiaries on a consolidated basis.

                      "Transaction Documents" shall mean this Agreement, the Notes, the Assumption Agreement, the Collateral Documents, the Purchase and Sale Agreement, the Bill of Sale, the Letter of Instructions, the Operating Agreement and the Support Agreement, each as amended, restated, modified or supplemented in accordance with its terms as permitted hereunder.

                      "Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by you under this Agreement.

                      "Uniform Commercial Code" shall have the meaning set forth for such term in the Security Agreement.

                      "Value" on any date of determination shall mean the fair market value of all Investments on such date as specified by Harris Trust and Savings Bank.

                      "Voting Stock" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                      "XL" shall mean XL/Datacomp, Inc., a Delaware corporation if, and only so long as such corporation is a Subsidiary of the Company.

                11.   MISCELLANEOUS.

                11A. Note Payments. The Obligors jointly and severally agree that, so long as you shall hold any Note, it will make payments of principal thereof and premium, if any, and interest thereon and fees with respect thereto, in lawful money of the United States of America, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit not later than noon Denver, Colorado time on the date payment thereof is due

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                                                    Schedule 1.9 to
                                                    Amendment No. 2

    to your account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts as you may designate from time to time in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment and without any requirement for presentment of the Note. Each wire transfer to you shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the
    Note in question, a reference to the applicable Private Placement Number and the due date and application (as among principal, premium, if any, and interest) of the payment being made. Interest shall be calculated on the basis of a month of thirty days and a year of 360 days and shall be payable semi-annually in arrears on August 31 and February 28 of each year, commencing with February 28, 1992, and on the date the Notes are paid in full. In the event that any payment of interest on the Notes becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day, and interest during any such extension shall be payable on the next succeeding Business Day. You agree that, before disposing of any Note, you will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid; provided, however, that failure to make any such notation shall not subject you to any liability or loss of any right or remedy. The Obligors jointly and severally agree to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as you have made in this paragraph 11A.

                11B. Expenses. The Obligors jointly and severally agree, whether or not the transactions contemplated hereby shall be consummated, to pay, and save you and any Transferee harmless against liability for the payment of, all reasonable out-of-pocket expenses arising in connection with such transactions, including (i) all document production and duplication charges and the fees and expenses of any special counsel engaged by you in connection with this Agreement, the Notes and the other Transaction Documents and the transactions contemplated hereby or thereby (including, without limitation, all recording charges, filing fees and other costs incurred in order to create or perfect, or maintain the creation or perfection of, the security interests intended to be created by the

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                                                    Schedule 1.9 to
                                                    Amendment No. 2

    Collateral Documents), any subsequent proposed modification of, or proposed consent under, this Agreement, the Notes or any other Transaction Document or any instrument or agreement relating thereto, whether or not such proposed modification shall be effected or proposed consent granted, and any additional Contracts and supporting documentation identified in any Collateral Certificate delivered to the Collateral Agent pursuant to Section 3.3 of the Security Agreement, (ii) the cost of obtaining a Private Placement Number from Standard & Poor's CUSIP Service Bureau with respect to the Notes and (iii) the costs and expenses, including reasonable attorneys' fees, with respect to enforcing any rights under this Agreement, the Notes or any instrument or agreement relating thereto or in responding to any subpoena or other legal process issued in connection with this Agreement or the transactions contemplated hereby or by reason of your or any Transferee's having acquired any Note, including without limitation, costs and expenses incurred in any bankruptcy case. Without limiting any of the foregoing, the Obligors jointly and severally agree to pay, and indemnify and hold harmless the Collateral Agent and each holder of a Note against, all reasonable out-of-pocket expenses, fees and costs (i) which any of them may incur in connection with opening and maintaining the Investment Account and the Segregation Accounts and to reimburse them for any claim asserted by any Customer or any other Person in connection with the Segregation Accounts or in connection with any returned or uncollected checks received from a Customer of a Contract relating to the Segregation Accounts and (ii) which any of them, or any special counsel engaged by the holders of the Notes, may incur to verify that the first priority, perfected security interest intended to be created by the Collateral Documents has been created and is being maintained in accordance with the Transaction Documents, provided however that so long as no Default or Event of Default has occurred and is continuing at the time any such verification has commenced or occurs during any such verification, the Obligors shall have no liability for any expenses or fees incurred to perform such verification if, with respect to all Contracts and related Identified Equipment that were the subject of such verification, a first priority, perfected security interest in favor of the Collateral Agent exists in Contracts subject to such verification, and related Identified Equipment, that have an aggregate Contract Present Value of not less than 98% of the

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                                                    Schedule 1.9 to
                                                    Amendment No. 2

    aggregate Contract Present Value of all Contracts subject to such verification. The obligations of the Obligors under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by you or any Transferee and the payment of any Note.

                11C. Consent to Amendments. This Agreement may be amended, and the Obligors may take any action herein prohibited, or omit to perform any act herein required to be performed by them, if the Obligors shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest or any premium payable with respect to any Note, or affect the time, amount or allocation of any required prepayments, or reduce the proportion of the principal amount of the Notes required with respect to any consent, or release the security interest of the Security Agreement in any Collateral (other than as may be permitted by the Security Agreement). Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. The Obligors will not solicit, request or obtain any proposed waiver or amendment of or consent in respect of any of the provisions of this Agreement or any other Transaction Document unless in the case of such waiver, amendment or consent each holder of Notes shall receive 15 days advance notice thereof and copies of any information furnished to any other holder of Notes. The Obligors will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of Notes of any waiver or amendment of, or giving a consent in respect of, any of the terms and provisions of this Agreement or any Note unless such remuneration is concurrently paid, on the same terms, ratably to all such holders of Notes, as the case may be. The Obligors will give prompt written notice of the receipt and effect of each such waiver, amendment or consent to all holders of the Notes. No course of

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                11D. Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of $500,000, except as may be necessary to reflect any principal amount not evenly divisible by $500,000; provided that each such amount shall be reduced by the same proportion by which any Obligor makes any prepayment of the principal amount of the Notes pursuant to paragraph 4, such reduction to be effective as of the date each such prepayment is made. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Obligors shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Obligors shall, within 5 Business Days of such date of surrender and at the Obligors' expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the registered holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation, upon surrender and cancellation of such Note, the Obligors will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

                11E. Persons Deemed Owners; Participations. Prior to due presentment for registration of transfer, the Obligors may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Obligors shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in all or any part of such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion.

                11F. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Obligors in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of you or any Transferee. Subject to the preceding sentence, this Agreement, the Notes and the other Transaction Documents embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

                11G. Successors and Assigns. All covenants and other agreements in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto
    (including, without limitation, any Transferee) whether so expressed or not.

                11H. Disclosure to Other Persons. (i) The Obligors acknowledge that the holder of any Note may, after notice given to the Company, deliver copies of any financial statements and other

PAGE

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Obligors or any Subsidiary of the Obligors in connection with or pursuant to this Agreement to (a) such holder's directors, officers, employees, agents and professional consultants, (b) any holder of any Note, (c) any Person to which such holder offers to sell such Note or any part thereof, (d) any Person to which such holder sells or offers to sell a participation in all or any part of such Note,
    (e) any federal or state regulatory authority having jurisdiction over such holders, (f) the National Association of Insurance Commissioners or any similar organization, (g) any independent rating agency which is rating such holder's debt instruments or
    (h) any other Person to which such delivery or disclosure may be necessary or appropriate (1) in compliance with any law, rule, regulation or order applicable to such holder, (2) in response to any subpoena or other legal process, (3) in connection with any litigation to which such holder is a party or (4) in order to protect such holder's investment in such Note. (ii) Notwithstanding clause (i) of this paragraph, each holder of a Note agrees that it will not disclose to any third party any written information marked "Confidential" or "Secret" provided to it by the Company; provided, however, that the foregoing clause (ii) shall not prohibit or restrict any such holder from disclosing any such information (1) to Persons described in clauses (a), (b), (c), (d), (e), (f), (g) or
    (h) of clause (i) of this paragraph provided that, as to Persons described in the aforesaid clauses (c) and (d), such Person executes a confidentiality agreement with such selling or offering (as the case may be) holder prior to disclosure of such information to such Person whereby such Person agrees to be bound by the terms of this clause (ii) and such Person is not engaged in a business substantially similar to the business of the Obligors, or (2) which becomes publicly available other than through a breach of this clause (ii); becomes available through a Person other than the Obligors or a Subsidiary of the Obligors; or is disclosed in any litigation with the Obligors or with any Subsidiary of the Obligors.


                11I. Notices. All written communications provided for hereunder shall be sent by first class mail (with postage prepaid) or nationwide overnight delivery service (with charges prepaid) and

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    (i) if to you, addressed to you at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as you shall have specified to the Obligors in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Obligors in writing, (iii) if to either of the Obligors, addressed to it at 2270 South 88th Street, Louisville, Colorado 80028, Attention: General Counsel (with a copy sent to the same address and to the attention of the Treasurer), or at such other address as the Obligors shall have specified to the holder of each Note in writing; provided, however, that any such communication to the Obligor may also, at the option of the holder of any Note, be delivered by any other means either to the Obligors at their address specified above or to any of their officers. Any such communications which satisfy the foregoing provisions of this paragraph 11I shall be deemed to have been given for the purposes hereof when deposited in the United States Mail in the case of communication by first class mail, or, when deposited with a nationwide overnight delivery service in the case of communication by nationwide overnight delivery service.

                11J. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for conve-nience only and do not constitute a part of this Agreement.

                11K. Governing Law. This Agreement has been delivered in and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois.

                11L. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                11M. Indemnification. The Obligors jointly and severally agree to and shall defend, protect, indemnify and hold you harmless and each of your respective officers, directors, employees, attorneys and agents (collectively, called the "Indemnities") from

                                                    Schedule 1.9 to
                                                    Amendment No. 2

    and against any and all liabilities, obligations, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnities) which may be imposed on, incurred by, or asserted against such Indemnities in any manner relating to or arising out of this Agreement, the other Transaction Documents, or any act, event or transaction related or attendant thereto. The obligations of the Obligors under this paragraph 11M shall survive the transfer of any Note or portion thereof or interest therein by you on any Transferee and the payment of any Note.

                11N. Sharing of Payments. Each of the holders of the Notes hereby agree among themselves, but not with the Obligors, that the provisions of Section 5.2 of the Security Agreement are for each such holder's benefit and if any such holder shall receive any monies contrary to the provisions of the Security Agreement, such holder shall forthwith turn such money over to the Collateral Agent to be distributed in accordance with the provisions of the Security Agreement and until so turned over shall be held in trust for the benefit of the Collateral Agent. This paragraph 11N is intended to be, and shall be, for the benefit only of the holders of the Notes and not of the Obligors and the Obligors shall have no rights with respect to this paragraph 11N.